As filed with the Securities and Exchange Commission on August 28, 2002.
                                                Securities Act File No. 33-40771
                                       Investment Company Act File No. 811-05502

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
                                                                              -

Pre-Effective Amendment No.
                            ----                                              -
Post-Effective Amendment No.  19                                              X
                             ----                                             -

                                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
                                                                              -
Amendment No.  26                                                             X
              ----                                                            -


                              COMSTOCK FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center,
                            RYE, NEW YORK 10580-1422
                     (Name and Address of Agent for Service)


                                   Copies to:
James E. McKee, Esq.                    Richard T. Prins, Esq.
Comstock Funds, Inc.                    Skadden, Arps, Slate, Meagher & Flom LLP
One Corporate Center                    Four Times Square, 30th Floor
Rye, New York 10580-1422                New York, New York 10036

It is proposed that this filing will become effective:

     __   immediately  upon filing  pursuant to paragraph (b); or
      X   on August 28, 2002  pursuant to paragraph  (b); or
     __   60 days after  filing  pursuant to paragraph (a)(1); or
     __   on [____] pursuant to paragraph (a)(1); or
     __   75 days after filing  pursuant to paragraph  (a)(2);  or
     __   on [____]  pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     __ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              COMSTOCK FUNDS, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                             EMAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 p.m.)




--------------------------------------------------------------------------------
                                   QUESTIONS?
                               Call 1-800-GABELLI
                       or your investment representative.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

INTRODUCTION .................................       2

INVESTMENT, PERFORMANCE AND
RISK INFORMATION .............................       2

MANAGEMENT OF THE FUNDS ......................      14

CLASSES OF SHARES ............................      15

PURCHASE OF SHARES ...........................      20

REDEMPTION OF SHARES .........................      21

EXCHANGE OF SHARES ...........................      22

PRICING OF FUND SHARES .......................      23

DIVIDENDS AND DISTRIBUTIONS ..................      23

TAX INFORMATION ..............................      24

MAILINGS TO SHAREHOLDERS .....................      24


FINANCIAL HIGHLIGHTS .........................      24


COMSTOCK FUNDS,
INC.

COMSTOCK STRATEGY FUND
COMSTOCK CAPITAL VALUE FUND


PROSPECTUS


AUGUST 28, 2002



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                  INTRODUCTION

     Comstock Funds, Inc. (the "Company") currently consists of the following two separate investment portfolios (each a "Fund," and collectively the "Funds"):

     o  Comstock Strategy Fund (the "Strategy Fund")
     o  Comstock Capital Value Fund (the "Capital Value Fund")

     Each Fund is advised by Gabelli Funds, LLC (the "Adviser"). Neither Fund may change its investment objective without shareholder approval.

                             COMSTOCK STRATEGY FUND
INVESTMENT OBJECTIVE:
     The Fund seeks to maximize total return, consisting of capital appreciation and current income, over the long term investment horizon by investing primarily in a portfolio of debt securities.


PRINCIPAL INVESTMENT STRATEGIES:
     Under normal market conditions, the Fund will invest at least 65% of its assets in debt securities. The Fund may also invest in a wide range of asset classes, including domestic and foreign equity securities and derivatives. For each asset class, the Adviser uses a broad approach to investing by examining the overall economic picture, the characteristics of individual securities and historical market information.


     The Adviser seeks to emphasize investments in debt securities which maximize total return in light of (1) the credit risk, (2) the interest rate risk, and (3) the risk associated with the length of maturity of the debt instrument. The Adviser considers whether particular debt securities contain "call" provisions or are otherwise subject to prepayment of principal. The Adviser also considers the market's perception of the issuer's creditworthiness and how that may affect the market value of the issuer's debt securities. Additionally, the Adviser considers the maturity of particular debt securities in light of anticipated interest rate movements.

     The Fund won't necessarily invest in securities with the highest current yield permitted by the Fund's investment policies if the Adviser believes that the differences in yield and the potential for capital gain aren't enough to justify the greater risks. The Adviser believes that its strategies tend to minimize credit and reinvestment risks.


     As of the date of this prospectus, the portfolio managers view the U.S. equity market as highly overvalued by most traditional measurements, and have positioned the Fund to seek profits from a major U.S. equity market decline through a variety of investment practices, including puts, together with the investments in fixed-income securities. The Fund is flexibly managed, however, and the Adviser may, without notice, change the Fund's asset positioning quickly and decisively.


     The Fund may invest in a wide range of debt securities. These include corporate debt, U.S. government and agency debt and foreign sovereign and other debt securities (including sovereign and other debt securities from emerging market issuers). The Fund may invest a substantial portion of its assets in foreign debt securities. The Fund may also invest in debt securities convertible into shares of common stock. These debt securities may have fixed, floating or variable rates of interest.

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------
     The Fund may invest up to 25% of its total assets in high yield debt securities (commonly referred to as "junk bonds"). These securities may be rated as low as "C" at the time of purchase by Moody's Investors Service, Inc. ("Moody's") or Standard & Poors Corporation ("S&P") or, if unrated, will be determined by the Adviser to be of comparable quality. If a debt security falls below the minimum rating, the Adviser will decide whether to dispose of the security.

     There is no restriction on the maturity of the Fund's portfolio or on any individual debt security in the Fund's portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.


     The Fund may invest in high quality money market instruments and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations and U.S. Treasury bills.

     To enhance total return, the Fund may invest up to 35% of its total assets in equity securities of domestic and foreign issuers. These equity securities may take the form of common and preferred stock (including convertible preferred stock), depositary receipts, equity interests in trusts, partnerships, joint ventures and similar enterprises, and equity warrants and other rights and may include puts and the purchase and sale of futures contracts, which positions tend to increase in value as the particular security or the equity markets decline.


     The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies or stock indices. The Fund may also purchase stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase options on securities and securities indices for speculative purposes in order to increase the Fund's income or gain. The Fund's net exposure under all permitted types of derivatives transactions, when used for speculative purposes, is limited to 15% of its total assets. The Fund's compliance with this limitation is calculated only at the time any new position is added, with the result that this limitation may be exceeded if derivatives positions held by the Fund appreciate.

     The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increasing your taxable dividends.

PRINCIPAL RISKS:
     While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the portfolio managers' expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund's shares may be adversely affected during periods in which there are stable or rising market conditions.

     Two of the main risks of the Fund are credit risk and interest rate risk. Typically, when interest rates rise, the market value of debt securities, such as those held by the Fund, will decline. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. Accordingly,

--------------------------------------------------------------------------------
assuming that there is no change in the creditworthiness of the issuer, the degree of the change in market value of debt securities will depend primarily on changes in prevailing interest rates and the length of the maturity of the debt security. During periods of falling interest rates, the Fund's total return may be subject to reinvestment rate risk. Reinvestment rate risk could occur during a time of declining interest rates due to the need to reinvest prepayments on debt securities, income generated by the Fund's assets or a substantial inflow of money into the Fund. The Fund's total return may suffer as a result of reinvestment rate risk to the extent the market value gains caused by falling interest rates are not enough to offset the lower rates of return available for the continuing investment or reinvestment of the Fund's assets. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time. The market's perception that an issuer might not be able to make such timely payments may negatively affect the market value of that issuer's debt securities.

     The Fund also is subject to market risks that affect the value of its shares, including general economic and market conditions. To the extent that the Fund has significant equity exposure, the value of the Fund's shares will be influenced by conditions in the stock markets, as well as the performance of the companies and industries selected for the Fund's portfolio.

     The Fund is classified as "non-diversified." It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to problems affecting the issuers of the securities it holds.

     Investments in foreign securities may be riskier than investments in the securities of U.S. issuers. Foreign issuers may be affected by political, social and economic instability. Some foreign securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund invests in a security which is not denominated in U.S. dollars, it also will be subject to currency exchange risk. These risks increase when investing in issuers located in emerging markets.

     High yield securities, which are rated "Ba" or lower by Moody's or "BB" or lower by S&P, may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

     The market value of convertible securities tends to decline as interest rates increase.Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

     If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and short-term debt obligations, such as commercial paper, bank obligations and U.S. Treasury bills, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return as these securities earn only limited returns.

     Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. An investment in derivatives may entail the loss of an entire derivative position.

     If the interest rates on floating and variable rate securities  falls,  the
Fund's  yield  may  decline  and  it  may  lose  the   opportunity  for  capital
appreciation.

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------
PERFORMANCE:
     The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class A Shares performance from year to year, and by showing how the Fund's average annual returns for one year, five years, ten years and the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


           COMSTOCK STRATEGY FUND (FOR THE PERIODS ENDED DECEMBER 31)*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1992     -1.98%
1993     20.91%
1994     -3.73%
1995      4.02%
1996     -1.26%
1997    -15.18%
1998     -7.54%
1999    -19.33%
2000      1.43%
2001**    9.59%

     The bar chart above shows the total returns for Class A Shares (not including sales load). If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for Class A Shares for a quarter was 13.70% (quarter ended September 30, 1998) and the lowest return for a quarter was (13.36)% (quarter ended December 31, 1998).

-----------------
* The Fund's Class A shares were first introduced on July 15, 1992. Total return prior to July 15, 1992 reflects the performance of the Fund's Class O shares, which the Fund no longer offers, except in connection with the reinvestment of dividends on outstanding Class O shares. The actual returns of Class A shares prior to July 15, 1992 would have been lower than shown because Class A shares have higher expenses than Class O shares.

** Year to date total return for the six months ended June 30, 2002: 3.42%.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS*                               PAST           PAST        PAST TEN
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                 ONE YEAR      FIVE YEARS       YEARS
-----------------------------------------                 --------      ----------     --------
Class A Shares**
    Return Before Taxes                                        4.67%        (7.66)%      (2.15)%
    Return After Taxes on Distributions                        3.17%       (10.31)%      (4.58)%
    Return After Taxes on Distributions
      and Sale of Fund Shares                                  3.22%        (4.86)%      (2.25)%
Class C Shares***
    Return Before Taxes                                        7.97%        (7.44)%      (2.12)%
S&P 500 Index+                                               (11.88)%       10.70%       12.93%
Lehman Brothers Government/Corporate Bond Index++              8.50%         7.37%        7.27%
Blended Index (containing 65% Lehman Brothers
  Govt./Corp. Bond Index and 35% S&P 500 Index)                1.37%         8.54%        9.25%

----------------------
   * The performance for the Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class C shares reflects the deduction of the applicable contingent deferred sales charge. The Fund no longer offers Class O shares, except in connection with the reinvestment of dividends on outstanding Class O shares. Total return prior to August 1, 1991 reflects the performance of the Fund as a closed-end fund.
  ** Class A shares were introduced on July 15, 1992. The performance for the period before Class A shares were launched is based on the performance of Class O shares. The actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Class O shares.
 *** Class C shares were introduced on August 1, 1995. The performance for the period before Class C shares were launched is based on the performance of Class O and Class A shares. The actual returns of Class C shares would have been lower than shown because Class C shares have higher expenses than Class O and Class A shares.
   + The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stocks. The index figures do not reflect the deduction of fees, expenses or taxes.
  ++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged broad-based index comprised of U.S. Government Agency and Treasury securities and investment grade corporate debt. The index figures do not reflect the deduction of fees, expenses or taxes.



After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares of the Fund. After-tax returns for other classes will vary due to the differences in expenses.



FEES AND EXPENSES OF THE FUND:
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                 CLASS A SHARES     CLASS C SHARES
                                                                                 --------------     --------------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)          4.50%                 0%
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or the
  current value of your shares, whichever is lower.)                                     0%*             1.00%

-------------------
*1% applicable only to purchases in excess of $1 million without a sales charge that are redeemed within one year of purchase.


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
     The costs of operating the Fund are deducted from the Fund's assets, which means that Fund shareholders pay them indirectly.


                                                                                          Class A         Class C
                                                                                          -------         -------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees                                                                             0.85%          0.85%
Service and Distribution (Rule 12b-1) Fees*                                                 0.25%          1.00%
Other Expenses                                                                              0.73%          0.88%
                                                                                            -----          -----
Total Annual Fund Operating Expenses                                                        1.83%          2.73%
                                                                                            =====          =====


-------------------------
* Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


EXPENSE EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown,
(2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                            ------  -------  -------  --------

CLASS A SHARES
     - assuming redemption................   $628   $1,000   $1,396    $2,501
     - assuming no redemption.............   $628   $1,000   $1,396    $2,501
CLASS C SHARES
     - assuming redemption................   $376     $847   $1,445    $3,061
     - assuming no redemption.............   $276     $847   $1,445    $3,061



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           COMSTOCK CAPITAL VALUE FUND

INVESTMENT OBJECTIVE:
     The Fund seeks to maximize total return, consisting of capital appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES:
     The Fund follows a value oriented strategy. The Fund invests in, and may shift frequently among, a wide range of asset classes and market sectors. These include foreign and domestic equity and debt securities, money market instruments and derivatives. The Fund is classified as a diversified portfolio, but is not managed as a balanced portfolio. As a result, the Adviser has considerable flexibility in selecting the types of investments and market sectors for investment of the Fund's assets and is not required to maintain any minimum portion of the Fund's assets in any particular asset class. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities or money market instruments, or in a combination of these classes of investments. For each asset class, the Adviser uses a valuation approach to investing by examining the overall economic picture, the characteristics of individual securities, historical market information and technical analysis to determine securities which it believes are overvalued or undervalued. The Fund may use either long or short positions in pursuit of its objective. The Fund's investment performance will depend in large part on the asset allocation selected by the portfolio managers.

     As of the date of this prospectus, the portfolio managers view the U.S. equity markets as highly overvalued by most traditional measurements, and have positioned the Fund to seek profits in a major U.S. equity market decline through a variety of investment practices, including puts and short sales, together with its investments in short-term fixed income securities. The Fund is flexibly managed, however, and the Adviser may, without notice, change the Fund's asset positioning quickly and decisively.


     The Fund may invest in a wide range of assets. Equity securities in which the Fund may invest include common stock, preferred stock (including convertible preferred stock), warrants and depository receipts. Debt securities in which the Fund may invest include U.S. corporate debt, U.S. government and agency debt and foreign sovereign and other debt securities (including sovereign and other debt securities from emerging market issuers). The Fund may invest up to 65% of its assets in the equity and debt securities of foreign issuers. The Fund may also invest in debt securities convertible into shares of common stock. The Fund's debt securities may have fixed, floating or variable rates of interest.

     The Fund may invest without limit in debt securities with no minimum rating assigned by Moody's or S&P. However, the Fund intends to invest less than 35% of its assets in debt securities rated at the time of purchase "Ba" or lower by Moody's or "BB" or lower by S&P (commonly referred to as "junk bonds").

     The Fund may invest in high quality domestic and foreign money market instruments, and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short-term debt obligations, such as commercial paper, bank obligations and U.S. Treasury bills.


--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
     There is no restriction on the maturity of the Fund's portfolio or on any individual debt security in the Fund's portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.

     The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security's value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The total market value of all the Fund's short sales may not exceed 25% of the value of the Fund's net assets. In addition, the Fund's short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund's net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund's net assets. The Fund's compliance with these limitations is calculated at the time a transaction is effected.

     The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies or stock indices. The Fund may also purchase or sell stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase futures and options on futures and may purchase options on securities or securities indices for speculative purposes in order to increase the Fund's income or gain. The Fund may enter into futures contracts and options on futures for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options on futures would not exceed 5% of the liquidation value of the Fund's portfolio; provided, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% limitation. In addition to the preceding limitation, the value of all put and call options held by the Fund cannot exceed 5% of the Fund's net assets. The Fund may not write covered call and put option contracts in excess of 20% of its net assets. The Fund's compliance with these limitations is only calculated at the time any new position is added, with the result that the limitations may be exceeded if derivatives positions held by the Fund appreciate.

     The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increasing your taxable dividends.

PRINCIPAL RISKS:
     While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the portfolio managers' expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund's shares may be adversely affected during periods in which there are stable or rising market conditions.

     The Fund is subject to market risks that affect the value of its shares, including general economic and market conditions. To the extent the Fund has significant equity exposure, the value of the Fund's shares will be influenced by conditions in the stock markets, as well as the performance of the companies or industries selected for the Fund's portfolio.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     To the extent the Fund's assets are invested in debt securities, the Fund is subject to credit risk and interest rate risk. Typically, when interest rates rise, the market value of debt securities, such as those held by the Fund, will decline. Debt securities with longer maturities are more sensitive to interest rate risk than shorter term debt securities. During periods of falling interest rates, the Fund's total return may be subject to reinvestment rate risk. Reinvestment rate risk could occur during a time of declining interest rates due to the need to reinvest prepayments on debt securities, income generated by the Fund's assets or a substantial inflow of money into the Fund. The Fund's total return may suffer as a result of reinvestment rate risk to the extent the market value gains caused by falling interest rates are not enough to offset the lower rates of return available for the continuing investment or reinvestment of the Fund's assets. Credit risk is the risk that the issuer of a debt security may not be able to pay principal and interest payments on time. The market's perception that an issuer might not be able to make such timely payments may negatively affect the market value of that issuer's debt securities.

     Investments in foreign securities may be riskier than investments in the securities of U.S. issuers. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund invests in a security which is not denominated in U.S. dollars, it also will be subject to currency exchange risk. These risks increase when investing in issuers located in emerging markets.

     High yield securities, which are rated Ba or lower by Moody's or BB or lower by S&P, may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

     The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

     If the price of a security sold "short" by the Fund declines between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will make money on the transaction. If the price of the "shorted" security increases between these two dates, the Fund will incur a loss.

     If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and short-term debt obligations, such as commercial paper, bank obligations and U.S. Treasury bills, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return as these securities earn only limited returns.

     Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. An investment in derivatives may entail the loss of an entire derivative position. In certain cases, the use of derivatives may result in losses which exceed the Fund's original investment in derivatives.

     If the interest rates on floating or variable rate  securities  falls,  the
Fund's  yield  may  decline  and  it  may  lose  the   opportunity  for  capital
appreciation.


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
PERFORMANCE:
     The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class A Shares performance from year to year, and by showing how the Fund's average annual returns for one year, five years, ten years and the life of the Fund compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

        COMSTOCK CAPITAL VALUE FUND (FOR THE PERIODS ENDED DECEMBER 31)*


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1992    -10.34%
1993     12.70%
1994     -3.87%
1995     -3.12%
1996     -5.67%
1997    -27.26%
1998    -22.10%
1999    -27.40%
2000      9.05%
2001**   21.41%



     The bar chart above shows the total returns for Class A Shares (not including sales load). If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for Class A Shares for a quarter was 29.00% (quarter ended September 30, 2001) and the lowest return for a quarter was (23.32)% (quarter ended December 31, 1998).

------------------------
* On July 25, 1996, the Fund became the successor to the Dreyfus Capital Value Fund. Performance prior to this date reflects the performance of the Dreyfus Capital Value Fund.

**  Year to date total return for the six months ended June 30, 2002: 16.62%.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS*                               PAST           PAST        PAST TEN
(FOR THE PERIODS ENDED DECEMBER 31, 2001)                 ONE YEAR      FIVE YEARS       YEARS
-----------------------------------------                 --------      ----------     --------
Class A Shares*
    Return Before Taxes ..............................      15.95%        (12.25)%      (7.44)%
    Return After Taxes on Distributions ..............      11.10%        (15.11)%      (8.22)%
    Return After Taxes on Distributions
      and Sale of Fund Shares ........................      12.09%         (5.84)%      (4.42)%
Class B Shares**
    Return Before Taxes ..............................      16.04%        (12.43)%      (7.71)%
Class C Shares***
    Return Before Taxes ..............................      19.46%        (12.09)%      (7.66)%
Class R Shares****
    Return Before Taxes ..............................      21.03%        (11.22)%      (6.87)%
S&P 500 Index+ .......................................     (11.88)%        10.70%       12.93%

-------------------------------
    * The performance for Class A shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales charge. On July 25, 1996, the Fund became the successor to the Dreyfus Capital Value Fund. Performance prior to this date reflects the performance of the Dreyfus Capital Value Fund.
   ** Class B shares were introduced on January 15, 1993. The performance for the period before Class B shares were launched is based on the performance of Class A shares. The actual returns of Class B shares would have been lower than shown because Class B shares have higher expenses than Class A shares.
  *** Class C shares were introduced on August 22, 1995. The performance for the period before Class C shares were launched is based on the performance of Class A shares for the period prior to January 15, 1993 and the performance of Class B shares from that time until the introduction of Class C shares. The actual returns of Class C shares would have been lower because Class C shares and Class B shares have higher expenses than Class A shares.
 **** Class R shares were introduced on August 22, 1995. The performance for the period before Class R shares were launched is based on the performance of Class A shares.
    + The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stocks. The index figures do not reflect the deduction of fees, expenses or taxes.



After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares of the Fund. After-tax returns for other classes will vary due to the differences in expenses.


FEES AND EXPENSES OF THE FUND:
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                   CLASS A SHARES   CLASS B SHARES   CLASS C SHARES  CLASS R SHARES
                                                   --------------   --------------   --------------  --------------
SHAREHOLDER FEES
  (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)                    4.50%              0%               0%          0%
Maximum Deferred Sales Charge (Load)
  (as a percentage of purchase price or the
  current value of your shares, whichever is lower.)        0%*          4.00%            1.00%          0%

------------------------
* 1% applicable only to purchases in excess of $1 million without a sales charge that are redeemed within one year of purchase.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
     The costs of operating the Fund are deducted from the Fund's assets, which means that Fund shareholders pay them indirectly.


                                              Class A  Class B  Class C  Class R
                                              -------  -------  -------  -------
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets):
Management Fees                                 1.00%   1.00%    1.00%    1.00%
Service and Distribution (Rule 12b-1) Fees*     0.25%   1.00%    1.00%    0.00%
Other Expenses                                  0.69%   0.70%    0.69%    0.75%
                                                -----   -----    -----    -----
Total Annual Fund Operating Expenses            1.94%   2.70%    2.69%    1.75%
                                                =====   =====    =====    =====


------------------------
* Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


EXPENSE EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown,
(2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR  3 YEARS   5 YEARS  10 YEARS
                                           ------  -------   -------  --------
CLASS A SHARES
     - assuming redemption...............   $638    $1,032    $1,450   $2,612
     - assuming no redemption............   $638    $1,032    $1,450   $2,612
CLASS B SHARES
     - assuming redemption...............   $673    $1,138    $1,630   $2,681
     - assuming no redemption............   $273      $838    $1,430   $2,681
CLASS C SHARES
     - assuming redemption...............   $372      $835    $1,425   $3,022
     - assuming no redemption............   $272      $835    $1,425   $3,022
CLASS R SHARES
     - assuming redemption...............   $178      $551      $949   $2,062
     - assuming no redemption............   $178      $551      $949   $2,062



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS


     THE ADVISER. On May 22, 2000, Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, NY 10580-1422, commenced services as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program under the supervision of the Company's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc., a publicly held company listed on the New York Stock Exchange ("NYSE").

     As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to an advisory fee computed daily and payable monthly, at the annual rates set forth below:

   FUND
   ------
Strategy Fund ...........................................           0.85%
Capital Value Fund ......................................           1.00%

     PORTFOLIO MANAGERS. The portfolio managers for the Funds are Charles L. Minter and Martin Weiner. Mr. Minter is currently a Director of the Company. Prior to May 2000, Mr. Minter was Chairman and Chief Executive Officer of Comstock Partners, Inc. ("Comstock Partners"), the Funds' previous investment adviser. Mr. Minter was one of the founders of Comstock Partners that was formed in 1986. Prior to forming Comstock Partners, Mr. Minter worked for Merrill Lynch from 1966 to 1986, serving as Vice President Institutional Sales from 1976 to 1986. Mr. Minter was involved (with his prior partners) in the management of the Strategy Fund since its inception and the Capital Value Fund (including its predecessor, the Dreyfus Capital Value Fund) since April 30, 1987. Mr. Minter has a M.B.A. degree with distinction from New York University's Graduate School of Business and a B.S. degree from Florida State University.

     Prior to May 2000, Mr. Weiner, a Chartered Financial Analyst, was employed by Comstock Partners. Mr. Weiner has been Co-Portfolio Manager since 1999. He joined Comstock Partners in 1995 as a research analyst and became its President in 1999. He began his career as a financial analyst at the Securities and Exchange Commission in 1959. From 1966 to 1969, he was Equity Analyst and Division Chief at the Value Line Investment Survey, and from 1969 to 1974, he was Equity Analyst and then Vice President at Standard & Poor's Intercapital. In 1974, Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has a M.S. degree in Finance from Columbia University's Graduate School of Business and a B.A. in Economics from Brooklyn College.



--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
                                CLASSES OF SHARES

SALES CHARGES, ANNUAL FEES AND CHOOSING A SHARE CLASS
     The Strategy Fund offers two options for purchasing shares; Class A shares and Class C shares. The Capital Value Fund offers four options for purchasing shares; Class A shares, Class B shares, Class C shares and Class R shares.

ABOUT SALES CHARGES
     Class A shares, Class B shares and Class C shares each carry their own sales charges. There are also ongoing charges that all investors pay as long as they own their shares. Class A shares have an initial sales charge which is deducted directly from the money you invest. Class B shares have a contingent deferred sales charge ("CDSC") which is deducted directly from your assets when you sell your shares. You don't pay any sales charge when you buy Class B shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C shares also have a CDSC that you may have to pay if you sell your shares within one year of buying them. Class R shares have no sales charges.

SERVICE AND DISTRIBUTION FEES
     Service and distribution fees are ongoing charges that investors pay as long as they own their shares. The Funds have adopted Rule 12b-1 service and distribution plans for Class A, B and C shares under which each Fund pays annual fees for distribution of the Fund's shares and shareholder services at the following rates:

     o 0.25% of the average daily net assets attributed to Class A shares (as a distribution and service fee)

     o 1.00% of the average daily net assets attributed to Class B shares (0.75% for distribution fees; 0.25% for service fees)

     o 1.00% of the average daily net assets attributed to Class C shares (0.75% for distribution fees; 0.25% for service fees)

     These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares and the servicing of accounts. Payments are not tied to actual expenses incurred. There are no service or distribution fees for Class R shares.

     CLASS A SHARES (STRATEGY FUND AND CAPITAL VALUE FUND)

     The initial sales charge is deducted directly from the money you invest. As the table below shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. The applicable Fund receives the net asset value.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     The following chart shows the sales charges for Class A shares for both the Strategy Fund and the Capital Value Fund:

                                            TOTAL SALES CHARGE (CLASS A SHARES)
                                      -----------------------------------------------
                                                                           DEALER
                                        AS % OF THE    AS %* OF NET      REALLOWANCE
                                      OFFERING PRICE  ASSET VALUE PER     AS A % OF
AMOUNT OF INVESTMENT                     PER SHARE         SHARE       OFFERING PRICE
----------------------------          --------------  ---------------  --------------
Less than $50,000 ....................      4.50%          4.70%            4.25%
$50,000 to less than $100,000 ........      4.00%          4.20%            3.75%
$100,000 to less than $250,000 .......      3.00%          3.10%            2.75%
$250,000 to less than $500,000 .......      2.50%          2.60%            2.25%
$500,000 to less than $1 million .....      2.00%          2.00%            1.75%
$1,000,000 or more ...................      0              0                0

-----------------
* Rounded to the nearest one-hundredth percent.

     There is no sales charge for investments in Class A shares of $1 million or more, except that you will pay a deferred sales charge of 1% if you purchase $1 million or more of Class A shares without a sales load and you redeem within one year. The distributor may pay a dealer concession of up to 1% on investments made with no initial sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS - CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive volume discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.


1. VOLUME DISCOUNTS. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A Shares you already hold in a Fund and Class A Shares of other funds advised by the Adviser or its affiliates along with the value of the Class A Shares being purchased to qualify for a reduced sales charge. For example, if you own Class A Shares of a Fund that have an aggregate value of $100,000, and make an additional investment in Class A Shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.00%, rather than the 4.50% normally charged on a $4,000 purchase. If you want more information on volume discounts, call your broker.

2. LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent to Gabelli & Company, Inc., the Funds' distributor (the "Distributor"), you may make purchases of Class A Shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. You will have to pay sales charges at the higher rate if you fail to honor your Letter of Intent. For more information on the Letter of Intent, call your broker.


3. INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of each Fund may be offered without a sales charge to: (1) employees of Gabelli &
     Company, Inc., The Bank of New York, BFDS, State Street Bank and Trust Company ("State Street"), PFPC Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and the spouses and minor children of such employees


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------


     when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, GAMCO Investors, Inc. ("GAMCO"), its officers, directors, trustees, general partners, directors and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their spouses and minor children when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Distributor when they first satisfy these requirements); (8) any unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO and their immediate families; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.


     Investors who qualify under any of the categories described above should contact their brokerage firm.

     CLASS B SHARES (CAPITAL VALUE FUND ONLY)

     The deferred sales charge is deducted directly from your investment when you sell your shares. It is a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the CDSC gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the end of the sixth year after purchase.

      YEAR           CONTINGENT DEFERRED SALES CHARGE
      ----           --------------------------------
        1                         4.00%
        2                         4.00%
        3                         3.00%
        4                         3.00%
        5                         2.00%
        6                         1.00%

     We calculate the CDSC from the month you buy your shares. We always redeem the shares with the lowest CDSC first. Shares acquired by reinvestment of distributions can be sold without a CDSC.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of a Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B Shares of the Fund.

     You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

     We will waive the CDSC payable upon redemptions of shares for:

     o redemptions and distributions from retirement plans made after the death or disability of a shareholder

     o minimum required distributions made from an IRA or other retirement plan account after you reach age 59 1/2

     o involuntary redemptions made by the Funds

     o a distribution from a tax-deferred retirement plan after your retirement

     o returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION FEATURE - CLASS B SHARES:

     o Class B Shares automatically convert to Class A Shares of a Fund at the end of the sixth year after purchase.

     o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

     o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

     o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

     o If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

     The Board of Directors may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

     CLASS C SHARES (STRATEGY FUND AND CAPITAL VALUE FUND)

     The CDSC is deducted directly from your investment when you sell your shares. It is equal to 1% of the original purchase price or the current value of the shares, whichever is lower. The CDSC on Class C


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
shares disappears altogether after one year. We calculate the CDSC from the month you buy your shares. We always redeem the shares with the lowest CDSC first.

     The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund to brokers at the time of sale that initiate and are responsible for purchase of such Class C Shares of the Fund.

     Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher distribution and service fees associated with Class C shares as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

     CLASS R SHARES (CAPITAL VALUE FUND ONLY)

     Class R shares have no sales charges and no distribution or service fees, but are only available to certain institutional investors and certain benefit or retirement plans.

COMPARING SHARE CLASSES

     The table below summarizes the sales charges and fees applicable to each class of shares.

------------------------------------------------------------------------------------------------------
                                                  CLASS B                               CLASS R
                               CLASS A        (CAPITAL VALUE          CLASS C       (CAPITAL VALUE
                            (BOTH FUNDS)        FUND ONLY)         (BOTH FUNDS)       FUND ONLY)
------------------------------------------------------------------------------------------------------
UPFRONT SALES CHARGE?      Yes. Payable at    No. Entire         No. Entire         No. Entire
                           time of purchase.  purchase price is  purchase price is  purchase price is
                           However, lower     invested in        invested in        invested in
                           sales charges are  shares of the      shares of the      shares of the
                           available for      Fund.              Fund.              Fund.
                           larger
                           investments.


CONTINGENT DEFERRED        No, except for     Yes. Payable if    Yes. Payable if    No.
SALES CHARGES?             purchases over $1  you redeem within  you redeem within
                           million that are   six years of       one year of
                           redeemed within    purchase (on a     purchase.
                           one year.          descending scale,
                                              depending on how
                                              long you hold
                                              your shares.)


12B-1 SERVICE AND          0.25%              0.75%              0.75%              None.
DISTRIBUTION FEES?         distribution and   distribution fee;  distribution fee;
                           service fee.       0.25% service      0.25% service
                                              fee.               fee.


CONVERSION TO CLASS A      Not applicable.    Yes.               No.                No.
SHARES?                                       Automatically
                                              after 6 years.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PURCHASE OF SHARES

     You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into selling agreements with the Funds' Distributor.

     The broker-dealer, bank or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks or other financial intermediaries may send confirmations of your transactions and periodic account statements showing your investments in the Funds.

     Class R Shares may only be purchased by institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for certain benefit plans and retirement plans.

      o BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

        BY MAIL                                            BY PERSONAL DELIVERY
        --------------------                               --------------------
        THE GABELLI FUNDS                                  THE GABELLI FUNDS
        P.O. BOX 8308                                      C/O BFDS
        BOSTON, MA 02266-8308                              66 BROOKS DRIVE
                                                           BRAINTREE, MA 02184

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                           RE: THE GABELLI _______FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

        If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.


     SHARE PRICE. The Funds sell shares at the net asset value next determined after the Funds receive your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares as described under "Classes of Shares - Class A Shares." See "Pricing of Fund Shares" for a description of the calculation of net asset value.

     MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.



--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
     RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA and "Coverdell" Education Savings plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.


     AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.


     TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Funds' transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website at www.gabelli.com.


     GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so,
(ii) suspend the offering of shares for any period of time and (iii) waive the Funds' minimum purchase requirement.


                              REDEMPTION OF SHARES
     You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission ("SEC") orders the Funds to suspend redemptions.

     The Funds redeem their shares at the net asset value next determined after the Funds receive your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Class B Shares" or "Classes of Shares - Class C Shares." See "Pricing of Fund Shares" for a description of the calculation of net asset value.

     You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer. A broker-dealer may charge you fees for effecting redemptions for you.


     In the event that you wish to redeem shares and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
and your account number. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

     INVOLUNTARY  REDEMPTION.  The Funds may redeem  all shares in your  account
(other than an IRA account) if its value falls below $500 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Funds initiate such action and allowed 45 days to increase the value of your account to at least $500.

     REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected at the net asset value next determined after a Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES


     You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund.


     In effecting an exchange:

     o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange.

     o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange.

     o  you may realize a taxable gain or loss.

     o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus.

     o you should be aware that brokers may charge a fee for handling an exchange for you.

     You may exchange shares by telephone, by mail, over the Internet or through a registered broker-dealer or other financial intermediary.

     o EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.


--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
     o EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

     o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates.


     We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

                             PRICING OF FUND SHARES


     Each Fund's net asset value per share is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

     Each Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share of each class of each Fund is computed by dividing the value of the applicable Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The Funds use market quotations in valuing portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors believe represent fair value. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the next calculation of net asset value after the purchase or redemption order is received in proper form.


     If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price shares, the net asset value of that Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

                           DIVIDENDS AND DISTRIBUTIONS


     Dividends of net investment income and capital gains, if any, will be paid annually for the Capital Value Fund and will be paid monthly for the Strategy Fund. You may have dividends or capital gain distributions that are declared by a Fund automatically reinvested at net asset value in additional shares of that Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying your broker or the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There is no fixed dividend rate, and there can be no assurance that either Fund will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TAX INFORMATION


     The Funds expect that their distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e., gains from assets held by the Funds for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. However, as of the date of this prospectus, each Fund has a large capital loss carryforward that may be used to offset any current or future realized capital gains. Until this carryforward expires or is offset completely by realized capital gains, shareholders will not receive distributions of, or pay taxes on, those capital gains. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state or local taxes. A redemption of the Fund's shares or an exchange of the Funds' shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to federal withholding tax on dividends out of net investment income.


     This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                            MAILINGS TO SHAREHOLDERS


In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (1-800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.


                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance for the past five fiscal years of the Funds. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report along with the Funds' financial statements and related notes are included in the annual report, which is available upon request.


--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
Per share amounts for the Fund's Class O, Class A and Class C Shares outstanding for the fiscal year ended April 30,


                             COMSTOCK STRATEGY FUND

                          INCOME FROM INVESTMENT OPERATIONS          DISTRIBUTIONS
                        --------------------------------------  -------------------------

                                         NET
             NET ASSET               REALIZED AND     TOTAL                                NET ASSET             NET ASSETS
  PERIOD      VALUE,       NET        UNREALIZED       FROM        NET                       VALUE,                END OF
   ENDED     BEGINNING  INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT      TOTAL        END OF     TOTAL      PERIOD
 APRIL 30    OF PERIOD  INCOME(A)     INVESTMENTS   OPERATIONS    INCOME    DISTRIBUTIONS    PERIOD   RETURN(B)  (IN 000'S)
 --------    ---------  ----------  --------------  ----------  ----------  -------------  ---------  ---------  ----------

STRATEGY FUND
CLASS O
   2002        $4.20      $0.13         $(0.04)       $0.09      $(0.12)       $(0.12)       $4.17       2.19%     $20,460
   2001 (c)     4.04       0.15           0.17         0.32       (0.16)        (0.16)        4.20       8.05       23,051
   2000         4.94       0.20          (0.90)       (0.70)      (0.20)        (0.20)        4.04     (14.35)      27,854
   1999         6.06       0.30          (0.94)       (0.64)      (0.48)        (0.48)        4.94     (11.32)      45,803
   1998         7.77       0.43          (1.54)       (1.11)      (0.60)        (0.60)        6.06     (14.88)      71,692
CLASS A
   2002        $4.20      $0.11         $(0.03)       $0.08      $(0.11)       $(0.11)       $4.17       1.95%     $20,472
   2001 (c)     4.04       0.14           0.17         0.31       (0.15)        (0.15)        4.20       7.77        2,838
   2000         4.94       0.19          (0.90)       (0.71)      (0.19)        (0.19)        4.04     (14.58)       3,789
   1999         6.06       0.29          (0.95)       (0.66)      (0.46)        (0.46)        4.94     (11.56)       7,858
   1998         7.77       0.42          (1.55)       (1.13)      (0.58)        (0.58)        6.06     (15.11)      17,871
CLASS C
   2002        $4.22      $0.09         $(0.02)       $0.07      $(0.08)       $(0.08)       $4.21       1.61%        $104
   2001 (c)     4.06       0.11           0.16         0.27       (0.11)        (0.11)        4.22       6.90          157
   2000         4.94       0.15          (0.88)       (0.73)      (0.15)        (0.15)        4.06     (14.89)         212
   1999         6.06       0.26          (0.97)       (0.71)      (0.41)        (0.41)        4.94     (12.42)         710
   1998         7.74       0.37          (1.54)       (1.17)      (0.51)        (0.51)        6.06     (15.61)       1,780


               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
             --------------------------------------------------
                                         DECREASE
                 NET                   REFLECTED IN
             INVESTMENT   OPERATING   EXPENSE RATIO
  PERIOD      INCOME TO  EXPENSES TO      DUE TO      PORTFOLIO
   ENDED       AVERAGE   AVERAGE NET  ADMINISTRATIVE  TURNOVER
 APRIL 30    NET ASSETS     ASSETS      FEE WAIVER      RATE
 --------    ----------  -----------  --------------  ---------

STRATEGY FUND
CLASS O
   2002         3.06%        1.75%             --         16%
   2001 (c)     3.32         2.02              --         61
   2000         4.55         2.23              --        112
   1999         5.29         1.49            0.14%       130
   1998         6.01         1.31            0.01        227
CLASS A
   2002         2.56%        1.83%             --         16%
   2001 (c)     3.57         2.27              --         61
   2000         4.28         2.46              --        112
   1999         5.05         1.75            0.14%       130
   1998         5.79         1.55            0.01        227
CLASS C
   2002         2.04%        2.73%             --         16%
   2001 (c)     2.57         3.02              --         61
   2000         3.51         3.16              --        112
   1999         4.14         2.48            0.14%       130
   1998         5.08         2.29            0.01        227


--------------------------------

(a) Based on average shares outstanding.
(b) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions.
(c) On May 22, 2000, Gabelli Funds, LLC became the investment adviser for the Fund. Prior to May 22, 2000, Comstock Partners Inc. was the investment advisor for the Fund.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per share amounts for the Fund's Class A, Class B, Class C and Class R Shares outstanding for the fiscal year ended April 30,


                           COMSTOCK CAPITAL VALUE FUND

                     INCOME FROM INVESTMENT OPERATIONS                DISTRIBUTIONS
             -------------------------------------------------  -------------------------

                                         NET
             NET ASSET               REALIZED AND     TOTAL                                NET ASSET
  PERIOD      VALUE,       NET        UNREALIZED       FROM        NET                       VALUE,
   ENDED     BEGINNING  INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT      TOTAL        END OF     TOTAL
 APRIL 30    OF PERIOD  INCOME(A)     INVESTMENTS   OPERATIONS    INCOME    DISTRIBUTIONS    PERIOD   RETURN(B)
 --------    ---------  ----------  --------------  ----------  ----------  -------------  ---------  ---------

CAPITAL VALUE FUND
CLASS A
   2002         $3.34     $0.06         $0.34         $0.40       $(0.15)       $(0.15)      $3.59       12.18%
   2001 (c)      2.72      0.16          0.66          0.82        (0.20)        (0.20)       3.34       31.23
   2000          3.49      0.12         (0.84)        (0.72)       (0.05)        (0.05)       2.72      (20.70)
   1999          5.06      0.14         (1.40)        (1.26)       (0.31)        (0.31)       3.49      (25.80)
   1998          8.62      0.31         (2.91)        (2.60)       (0.96)        (0.96)       5.06      (31.48)
CLASS B
   2002         $3.33     $0.03         $0.34         $0.37       $(0.13)       $(0.13)      $3.57       11.31%
   2001 (c)      2.71      0.13          0.67          0.80        (0.18)        (0.18)       3.33       30.36
   2000          3.47      0.10         (0.86)        (0.76)          --**          --        2.71      (21.82)
   1999          4.99      0.11         (1.38)        (1.27)       (0.25)        (0.25)       3.47      (26.19)
   1998          8.45      0.25         (2.85)        (2.60)       (0.86)        (0.86)       4.99      (32.01)
CLASS C
   2002         $3.20     $0.03         $0.33         $0.36       $(0.13)       $(0.13)      $3.43       11.33%
   2001 (c)      2.61      0.14          0.63          0.77        (0.18)        (0.18)       3.20       30.50
   2000          3.32      0.09         (0.80)        (0.71)          --            --        2.61      (21.39)
   1999          4.80      0.10         (1.32)        (1.22)       (0.26)        (0.26)       3.32      (26.22)
   1998          8.31      0.23         (2.78)        (2.55)       (0.96)        (0.96)       4.80      (32.10)
CLASS R
   2002         $3.34     $0.15         $0.25         $0.40       $(0.16)       $(0.16)      $3.58       12.16%
   2001 (c)      2.71      0.16          0.68          0.84        (0.21)        (0.21)       3.34       32.12
   2000          3.48      0.14         (0.85)        (0.71)       (0.06)        (0.06)       2.71      (20.49)
   1999          5.05      0.15         (1.40)        (1.25)       (0.32)        (0.32)       3.48      (25.67)
   1998          8.62      0.33         (2.91)        (2.58)       (0.99)        (0.99)       5.05      (31.28)



               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
               ----------------------------------------------
                                       OPERATING   OPERATING   INTEREST EXPENSE
                              NET       EXPENSES    EXPENSES    AND DIVIDENDS
               NET ASSETS  INVESTMENT    BEFORE      NET OF     ON SECURITIES
  PERIOD         END OF    INCOME TO    WAIVERS     WAIVERS       SOLD SHORT     PORTFOLIO
   ENDED         PERIOD     AVERAGE    TO AVERAGE  TO AVERAGE     TO AVERAGE     TURNOVER
 APRIL 30      (IN 000'S)  NET ASSETS  NET ASSETS  NET ASSETS     NET ASSETS       RATE
 --------      ----------  ----------  ----------  ----------  ----------------  ---------

CAPITAL VALUE FUND
CLASS A
   2002          $47,547      1.63%        1.94%      1.75%          0.10%            0%
   2001 (c)       33,852      5.02         2.06       1.87           0.05             5
   2000           39,112      3.82         2.01       2.01           0.28             0
   1999           59,246      3.31         1.47       1.47           0.72           465
   1998           64,452      4.49         1.35       1.35           0.24           359
CLASS B
   2002          $12,843      0.82%        2.70%      2.51%          0.10%            0%
   2001 (c)        8,639      4.27         2.81       2.62           0.05             5
   2000            7,936      3.04         2.78       2.78           0.28             0
   1999           13,752      2.46         2.21       2.21           0.85           465
   1998           26,235      3.74         2.10       2.10           0.24           359
CLASS C
   2002           $5,468      0.86%        2.69%      2.50%          0.10%            0%
   2001 (c)        3,874      4.27         2.81       2.62           0.05             5
   2000            2,366      3.07         2.71       2.71           0.28             0
   1999            5,014      2.54         2.18       2.18           0.78           465
   1998            8,029      3.70         2.08       2.08           0.21           359
CLASS R
   2002              $ 9      4.10%        1.75%      1.56%          0.11%            0%
   2001 (c)           48      5.27         1.81       1.62           0.05             5
   2000                5      4.13         1.61       1.61           0.23             0
   1999               29      3.56         1.24       1.24           0.72           465
   1998               28      4.73         1.11       1.11           0.26           359



--------------------------------

(a) Based on average shares outstanding.
(b) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions.
(c) On May 22, 2000, Gabelli Funds, LLC became the investment adviser for the Fund. Prior to May 22, 2000, Comstock Partners Inc. was the investment advisor for the Fund.
**  Amount is less than $0.005 per share.



--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?


We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, WWW.SEC.GOV.


WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              COMSTOCK FUNDS, INC.

                             COMSTOCK STRATEGY FUND
                           COMSTOCK CAPITAL VALUE FUND


--------------------------------------------------------------------------------

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:


Each Fund's semi-annual and annual reports to shareholders contain additional information on the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investments policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
   You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Funds by contacting:

                              Comstock Funds, Inc.

                              One Corporate Center


                               Rye, NY 10580-1422


                    Telephone: 1-800-GABELLI (1-800-422-3554)

                                 www.gabelli.com
--------------------------------------------------------------------------------

You can review and/or copy the Funds' prospectuses, reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090.


     o Free  from  the  EDGAR   database   on  the   Commission's   website   at
       http://www.sec.gov.



Investment Company Act File No. 811-5502

                              COMSTOCK FUNDS, INC.
                             COMSTOCK STRATEGY FUND
                           COMSTOCK CAPITAL VALUE FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 28, 2002


This Statement of Additional Information ("SAI"), which is not a prospectus, describes:

o        Comstock Strategy Fund (the "Strategy Fund")
o        Comstock Capital Value Fund (the "Capital Value Fund")

(each a "Fund" and collectively the "Funds") which are series of the Comstock Funds, Inc., a Maryland corporation (the "Company"). This SAI should be read in conjunction with the Funds' Prospectus for Class A Shares, Class B Shares, Class C Shares and Class R Shares, dated August 28, 2002. This SAI is incorporated by reference in its entirety into the Company's Prospectus. Certain information contained in the Company's Annual Report to shareholders is incorporated by reference herein. Copies of the Prospectus and current shareholder reports of the Company may be obtained without charge by contacting the Funds at the address, telephone number or Internet website printed below.


                              One Corporate Center
                            Rye, New York 10580-1422
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com

                                TABLE OF CONTENTS

                                                                PAGE

General Information............................................. 2
Investment Strategies and Risks................................. 2
Investment Restrictions......................................... 24
Directors and Officers.......................................... 26
Control Persons and Principal Shareholders...................... 31
Investment Advisory and Other Services.......................... 33
Distribution Plans.............................................. 36
Portfolio Transactions and Brokerage............................ 38
Redemption of Shares............................................ 40
Determination of Net Asset Value................................ 40
Investment Performance Information.............................. 41
Additional Information Concerning Taxes......................... 48
Description of the Funds' Shares................................ 49
Financial Statements............................................ 51

                               GENERAL INFORMATION

The Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and currently consists of two separate portfolios: the Strategy Fund, a non-diversified portfolio, and the Capital Value Fund, a diversified portfolio. The Company was incorporated under the laws of the State of Maryland on March 14, 1988 as Comstock Partners Strategy Fund, Inc., and commenced operations in May of 1988 as a non-diversified, closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991. On February 8, 1996, the Company changed its name to Comstock Partners Funds, Inc. and adopted a series fund structure. A series fund is an open-end investment company that has the ability to issue different series of shares representing interests in separate mutual fund portfolios. In that connection, the Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets, subject to the liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund, Inc. in exchange for shares in the Capital Value Fund (the "Reorganization"). The Capital Value Fund commenced operations upon the consummation of the Reorganization. On May 22, 2000, (i) the Company changed its name to Gabelli Comstock Funds, Inc. and (ii) Comstock Partners Strategy Fund and Comstock
Partners Capital Value Fund were renamed Gabelli Comstock Strategy Fund and Gabelli Comstock Capital Value Fund, respectively. On August 3, 2000, (i) the
Company  changed its name to Comstock  Funds,  Inc.  and (ii)  Gabelli  Comstock
Strategy Fund and Gabelli Comstock Capital Value Fund were renamed Comstock Strategy Fund and Comstock Capital Value Fund, respectively.

The Company's principal office is located at One Corporate Center, Rye, New York 10580-1422. The Funds are advised by Gabelli Funds, LLC (the "Adviser").

                         INVESTMENT STRATEGIES AND RISKS

The Funds' Prospectus discusses the investment objectives of the Funds and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies the Funds may utilize and certain risks associated with such investments and strategies.

Each Fund's debt securities may include obligations issued or guaranteed by the United States Government, its agencies or instrumentalities (including repurchase agreements secured by such instruments); obligations issued or guaranteed by a foreign government or any of its political subdivisions, agencies or instrumentalities; and obligations (including convertible securities) of domestic and foreign corporations, banks, thrift institutions, savings and loan institutions and finance companies and supranational organizations.

In determining whether a Fund should invest in particular debt securities, the Adviser considers factors such as: the price, coupon and yield to maturity; its assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions. It also will review the ratings, if any, assigned to the securities by Moody's Investors Service, Inc. ("Moody's") or Standard & Poors Corporation ("S&P") or other recognized rating agencies. The judgment of the Adviser as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.

The Strategy Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Strategy Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. In addition, each Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Since a relatively high percentage of the Strategy Fund's assets may be invested in the obligations of a limited number of issuers and each Fund may invest in a limited number of industries, the Funds may be more susceptible to any single economic, political or regulatory occurrence than more widely diversified funds.

Each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in securities of the United States Government, its agencies or instrumentalities or other regulated investment companies are not subject to these limitations.

In many instances, the Adviser will rely on ratings of debt securities and preferred stock in making its investment decisions. In analyzing unrated debt securities or preferred stock, the Adviser may consider the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, and asset coverage and earnings prospects.

CERTAIN INVESTMENT TECHNIQUES
The use of investment techniques such as engaging in financial futures and options and currency transactions, purchasing securities on a forward commitment basis, lending portfolio securities, purchasing foreign securities, investing in illiquid securities, utilizing certain other specialized instruments and, in the case of the Capital Value Fund, engaging in short-selling and leverage through borrowing, involves greater risk than that incurred by many other funds with similar objectives to the Funds. In addition, using these techniques may produce higher than normal portfolio turnover and may affect the degree to which the Funds' net asset value fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

LOWER RATED SECURITIES
Each Fund is permitted to invest in securities rated below Baa by Moody's and below BBB by S&P. Such securities, though higher yielding, are characterized by risk. These securities, commonly referred to as "junk bonds", provide yields superior to those of more highly rated securities, but involve greater risks (Including the possibility of default or bankruptcy of the issuers of such securities) and are regarded as speculative in nature. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, the markets in which securities rated below investment grade and comparable unrated securities are traded are generally more limited than those in which higher-rated securities are traded. Because of risks associated with an investment in securities rated below investment grade and comparable unrated securities, an investment in a Fund should not be considered as a complete investment program and may not be appropriate for all investors.

Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, and the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security in a Fund's portfolio has been changed, the Adviser will consider all circumstances deemed relevant in determining whether that Fund should continue to hold the security.

The Strategy Fund may invest up to 25% of its total assets in debt securities that are rated below A by either Moody's or by S&P, or, if not rated, are determined by the Adviser to be of comparable quality. With respect to such 25%, the Strategy Fund may invest in debt securities rated as low as C by Moody's or S&P or, if not rated, determined by the Adviser to be of comparable quality. The Capital Value Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Capital Value Fund's assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating agency (i.e., securities rated C by Moody's or D by S&P). The Capital Value Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P. Management's decision to invest in lower rated securities is not subject to shareholder approval.

Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate more over time. These securities are considered by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

You should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities in which the Funds may invest. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayment of principal are in arrears. Such obligations, though high yielding, are characterized by great risk. See "Description of Bond and Commercial Paper Ratings" for a general description of Moody's and S&P securities ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities, which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Funds' ability to achieve their investment objectives may be more dependent on the Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a portfolio security has been changed, the Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Such securities are generally traded only among dealers and institutional investors. The secondary trading market for these securities generally is not as liquid as the secondary market for higher rated securities. The weaker secondary market may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The weaker secondary market also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may further decrease the values and liquidity of these securities.

The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.

A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

Lower rated zero coupon securities and pay-in-kind bonds, (in which the Capital Value Fund is limited to 5% of its total assets), involve special considerations. Such zero coupon securities, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds may obtain no return at all on their investment.

U.S. GOVERNMENT SECURITIES
Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

FOREIGN SECURITIES
The Strategy Fund may invest without limit, and the Capital Value Fund may invest up to 65% of its assets, in foreign securities, including securities of emerging market issuers. The Funds' investments in foreign and emerging market securities involve certain other considerations and risks not typically associated with investing in domestic securities, including greater price volatility; uncertainties regarding future social, political and economic developments; the possible imposition of foreign withholding or brokerage taxes or exchange controls; risks of seizure or expropriation; the availability of less information than is generally available in the U.S. and a lack of uniform accounting and auditing standards; higher transaction costs and possible delays or problems with settlement; limited liquidity and relatively small market capitalization of securities markets; high rates of inflation and interest; less government supervision of exchanges, brokers and issuers; difficulty in enforcing contractual obligations; and the possible adverse effects of changes in the exchange rates of foreign currencies in which the Funds' investments may be denominated.

Many countries providing investment opportunities for the Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Funds will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

By investing in foreign securities, the Funds will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

No established secondary markets may exist for many of the foreign securities in which the Funds may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain foreign securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many foreign securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a Fund changes investments from one country to another.

Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United
States, however, may reduce or eliminate such taxes. All such taxes paid by a Fund will reduce its net income available for distribution to its shareholders.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force that Fund to cover its commitments for purchase or resale, if any, at the current market price.

Emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market. In emerging markets, the Funds may also purchase debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). These include Brady Bonds, Structured Investments and Loan Participations and Assignments (as defined below). See "Brady Bonds," "Structured Investments" and "Loan Participations and Assignments" below.

Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Funds will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners also could adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. These interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations also may be directly involved in negotiating the terms of these arrangements and, therefore, may have access to information not available to other market participants.

Each Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with that Fund's investment objective. A Fund may have limited legal recourse in the event of default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund investing in such instruments. Certain countries in which the Funds will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

In addition, if deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

DERIVATIVES TRANSACTIONS-OPTIONS, FUTURES AND CURRENCIES
Each of the Funds is authorized to use certain investment strategies commonly referred to as derivatives, such as trading in options, futures and foreign currencies for bona fide hedging and/or speculative purposes as specified in the Prospectus. A Fund may write covered put and call options on securities and stock indices and purchase put and call options on securities and stock indices. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts and options thereon, a Fund at times may speculate or seek to hedge against either a decline in the value of securities owned by them or an increase in the price of securities which it plans to purchase, provided that with respect to all futures contracts traded by a Fund, the Fund will establish a segregated account consisting of liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. A Fund may also purchase put and call options and write covered put and call options on foreign currencies and enter into exchange-traded contracts for the purchase and sale for future delivery of foreign currencies for speculative purposes or to hedge against declines in the dollar value of foreign portfolio securities and against increases in the dollar value of foreign securities to be acquired. Neither of the Funds is a commodity pool and all futures and related options transactions engaged in by a Fund will constitute bona fide hedging or other permissible transactions in accordance with the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission; provided, however, that a Fund may enter into futures contracts and options on futures for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, that in case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time a Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of the Fund's portfolio. Each Fund may also enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. In addition, each Fund may engage in cross-hedging transactions with respect to forward contracts whereby, for example, if the Adviser believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

In addition to the limitations set forth in the preceding paragraph relating to the use of futures and options on futures, the Funds have adopted certain additional policies relating to derivative transactions. The Strategy Fund will not enter into a derivatives transaction for speculative purposes if, immediately after giving effect to such transaction, the amount of the Strategy Fund's net exposure under all such derivatives transactions would exceed 15% of the Strategy Fund's net assets. For purposes of the foregoing policy, the Strategy Fund's net exposure is measured by the market value of the relevant instruments, after giving effect to any offsetting positions. There is no comparable limitation on the Strategy Fund's ability to enter into derivative transactions for hedging purposes. The Capital Value Fund will not purchase put or call options if, immediately after giving effect to such purchase, the value of put and call options held by the Capital Value Fund would exceed 5% of the value of its net assets. The Capital Value Fund may not write (i.e., sell) covered call and put option contracts in excess of 20% of the value of its net assets at the time such option contracts are written. Because the foregoing limitations apply only at the time a Fund enters into a transaction, the value of a Fund's holdings or its net exposure under the relevant instruments may be significantly more or less than at the time of its initial investment.

The ability of the Funds to engage in the options and futures strategies described herein will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. In addition, daily limits on price fluctuations on exchanges on which the Funds conduct their futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Funds to the potential of losses. Therefore no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes stated below. Furthermore, the Funds' ability to engage in options and futures transactions may be limited by tax considerations. Options and futures transactions may involve certain risks which are described herein.

In connection with transactions in stock index futures contracts, interest rate futures contracts and options thereon written by the Funds on such futures contracts, a Fund engaging in such transactions will be required to deposit as "initial margin" an amount of cash and short-term United States Government securities equal to 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

FUTURE DEVELOPMENTS
The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' investment objective and legally permissible for the Funds.

WRITING COVERED OPTIONS ON SECURITIES. Each Fund may write covered call options and covered put options on optionable securities and stock indices of the types in which it is permitted to invest from time to time as its Adviser determines is appropriate in seeking to attain its objectives. Call options written by a Fund give the holder the right to buy the underlying securities from that Fund at a stated exercise price; put options give the holder the right to sell the underlying security to a Fund at a stated price. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts and related options on such futures contracts, the Adviser at times may speculate or seek to hedge against a decline in the value of securities included in a Fund's portfolio or an increase in the price of securities which it plans to purchase for a Fund; provided, that the value of all futures contracts sold by a Fund will not exceed the total market value of the Fund's portfolio securities; and provided, further, that with respect to all futures contracts traded by a Fund, the Fund will establish a segregated account consisting of liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

Each Fund may write only covered options, which means that, so long as that Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, each Fund will maintain in a segregated account liquid assets with a value equal to or greater than the exercise price of the underlying securities. Each Fund may also write combinations of covered puts and calls on the same underlying security.

Each Fund intends to treat certain options in respect of specific securities that are not traded on a securities exchange and the securities underlying covered call options written by a Fund as illiquid securities. See "Illiquid or Restricted Securities."

Each Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

Each Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by that Fund.

Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written.

In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as a Fund's obligation as the writer of an option continues, a Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

PUT AND CALL OPTIONS ON SECURITIES. Each Fund may purchase put options for speculative purposes or to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might otherwise have realized on its underlying security by the premium paid for the put option and by transaction costs.

Each Fund may also purchase call options for speculative purposes or to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

Alternatively, the Adviser may purchase a call or a put option on a security in lieu of an actual investment in, or disposition of, a particular security if it expects an increase or a decrease, as the case may be, in the price of the security.

The purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

An option position may be closed out only if a secondary market for an option of the same series exists on a recognized national securities exchange or in the over-the-counter market. Because of this fact and current trading conditions, the Funds expect to purchase only call or put options issued by the Options Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

While they may choose to do otherwise, the Funds generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

PURCHASE AND SALE OF OPTIONS AND FUTURES CONTRACTS ON STOCK INDICES. Each Fund may purchase put and call options and write covered put and call options on stock indices for speculative purposes or as a hedge against movements in the equity markets. Each Fund may also purchase and sell stock index futures contracts for speculative purposes or as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. When a Fund writes an option on a stock index, it will establish a segregated account with the Fund's custodian in which it will deposit liquid assets in an amount equal to the market value of the option, and it will maintain the account while the option is open. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If the Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of that Fund's position in such put option or futures contract.

Alternatively, the Adviser may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

PURCHASE AND SALE OF INTEREST RATE FUTURES CONTRACTS. Each Fund may purchase and sell interest rate futures contracts on United States Treasury bills, notes and bonds for speculative purposes or to hedge its portfolio of fixed income securities against the adverse effects of anticipated movements in interest rates.

Each Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of that Fund. This interest rate risk can be reduced without employing futures contracts as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would as a result of the shortening of maturities typically reduce the average yield of the Fund engaging in the strategy.

The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of that Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than the transaction costs incurred in the purchase and sale of portfolio securities.

Each Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested in debt securities it intends to purchase. As such purchases are made, the Funds intend that an equivalent amount of futures contracts will be closed out.

Alternatively, the Adviser may buy or sell an interest rate futures contract in lieu of an actual investment in, or disposition of, particular fixed income securities if it expects an increase or a decrease, as the case may be, in interest rates.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. Each Fund may purchase call and put options and write covered call and put options on stock index and interest rate futures contracts. A Fund may use such options on futures contracts for speculative purposes or in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures contracts or interest rate futures contracts, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write covered put options on stock index or interest rate futures contracts, rather than purchasing such futures contracts, to hedge against possible increases in the price of equity securities or debt securities, respectively, which that Fund intends to purchase.

FOREIGN DERIVATIVES TRANSACTIONS. Unlike trading on domestic exchanges for certain derivatives instruments, trading on foreign exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC") and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both instruments which are traded on domestic exchanges and those which are not.

FOREIGN CURRENCY TRANSACTIONS. Each Fund may enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract for hedging purposes, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security. Likewise, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the United States dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." The Fund may enter into a forward contract for speculative purposes in order to seek to take advantage of changes in the relative values of two currencies which the Adviser believes may occur. Because in connection with a Fund's foreign currency forward transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, each Fund will always have liquid assets available that are sufficient to cover any commitments of the Fund under these contracts or to limit any potential risk. The segregated account will be maintained with the relevant Fund's custodian or a sub-custodian and marked-to-market on a daily basis. While these contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the United States dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

Each Fund may purchase put and call options and write covered call and put options on foreign currencies for speculative purposes or for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency for hedging purposes will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on United States and foreign exchanges or over-the-counter.

Each Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures contracts"). This investment technique may be used for speculative purposes or to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures contracts will depend, in part, on the Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Funds may not achieve the anticipated benefits of foreign currency futures contracts or may realize losses. The costs, limitations and risks associated with transactions in foreign currency futures contracts are similar to those associated with other types of futures contracts discussed in this SAI.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.

If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Code may cause a Fund to restrict the degree to which it engages in currency transactions.

RISK FACTORS IN DERIVATIVES TRANSACTIONS. Derivatives transactions involve special risks, including possible default by the other party to the transaction, illiquidity, increased volatility in the relevant Fund's net asset value and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in substantially greater losses than if it had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, in the case of hedging, the variable degree of correlation between price movements of options or futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Expenses and losses incurred as a result of the use of options, futures or currency transactions will reduce the Fund's net asset value, and possibly income, and the losses may be greater than if such instruments had not been used.

The value of a derivative instrument depends largely upon price movements in the securities or other instruments upon which it is based. Therefore, many of the risks applicable to trading the underlying securities or other instruments are also applicable to derivatives trading. However, there are a number of other risks associated with derivatives trading, including the risk that derivatives often fluctuate in value more than the securities or other instruments upon which they are based. Relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by a Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used. The Funds generally expect that their options and futures transactions will be conducted on recognized securities and commodity exchanges. In certain instances, however, the Funds may purchase and sell stock options in the over-the-counter market. A Fund's ability to terminate stock option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The staff of the Securities and Exchange Commission ("SEC") generally considers over-the-counter options to be illiquid. There can be no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. The use of derivatives for speculative purposes involves a variety of risks, including the risk of an increased volatility that may potentially increase losses. Certain provisions of the Code may limit the ability of a Fund to quickly liquidate options, futures and currency positions in which significant unrealized gains have developed when the Adviser deems it appropriate to realize the gains.

SHORT-SELLING
The Capital Value Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The Capital Value Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. No securities will be sold short by the Capital Value Fund if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class. In addition to the short sales discussed above, the Capital Value Fund may make short sales "against the box," a transaction in which the Capital Value Fund enters into a short sale of a security which the Capital Value Fund owns. The Capital Value Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

Until the Capital Value Fund replaces a borrowed security in connection with a short sale, the Capital Value Fund will: (a) maintain daily a segregated account, containing liquid assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

BANK OBLIGATIONS
Bank obligations that the Funds may purchase include time deposits ("TDs"), certificates of deposit ("CDs") and banker acceptances ("BAs"). TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. BAs are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These and other short-term instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of United States branches of foreign banks may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, foreign branches of foreign banks or domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

COMMERCIAL PAPER
Each Fund may purchase commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Funds will invest in commercial paper that is rated at least Prime-1 by Moody's or A-1 by S&P or, if not rated, is determined by the Adviser to be of comparable quality.

REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System and primary dealers in United States Government securities and only with respect to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Funds.

Each Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by that Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Adviser will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements on behalf of the Funds.

BRADY BONDS AND EMERGING MARKET GOVERNMENTAL OBLIGATIONS
Each Fund may invest in emerging market governmental debt obligations commonly referred to as "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Investors should recognize that Brady Bonds have only been issued relatively recently, and accordingly do not have a long payment history. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan. A substantial portion of the Brady Bonds and other similar obligations in which the Funds may invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Zero Coupon Securities and Discount Obligations."

The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The following emerging market countries have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, other countries may announce plans to issue Brady Bonds. The Funds may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR (London Interbank Offered Rate). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

ZERO COUPON SECURITIES AND DISCOUNT OBLIGATIONS
Each Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Funds also may invest in zero coupon securities issued by financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. In addition, as indicated above, certain of the Fund's emerging market governmental debt securities may be acquired at a discount ("Discount Obligations").

Zero coupon securities and Discount Obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and Discount Obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.

Under current Federal income tax law, the Fund is required to accrue as income each year a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price prior to the receipt of cash payments. Accordingly, to maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements of that Fund.

STRIPPED MORTGAGE-BACKED SECURITIES
Each Fund may invest up to 10% of its total assets in stripped mortgage-backed securities ("SMBS"), all of which will be issued or guaranteed by the United States Government, its agencies or instrumentalities. SMBS are derivative multiclass securities that indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal payments on an underlying pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest ("IO" or interest-only class) and the other class receiving all of the principal ("PO" or principal-only class). SMBS may be highly sensitive to changes in prepayment and interest rates and under certain interest rate or prepayment rate scenarios a Fund may fail to recoup fully its investment in these securities even if the securities are of the highest credit quality.
Furthermore, the yield to maturity on these securities may be adversely affected.

STRUCTURED INVESTMENTS
Each Fund may invest in structured investments, which are securities issued solely for the purpose of restructuring the investment characteristics of other securities, such as commercial bank loans or Brady Bonds. The Strategy Fund limits its investments in structured investments to 5% of its total assets. Structured investment products may involve special risks, including substantial volatility in their market values and potential illiquidity. The Funds are permitted to invest in a class of structured investments, which is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be a borrowing by that Fund for purposes of that Fund's fundamental investment restriction on borrowing.

Issuers of structured investments are typically organized by investment banking firms which receive fees in connection with establishing each issuing entity and arranging for the placement of its securities. This type of restructuring of investment characteristics involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

PREFERRED STOCK
Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a debt security with similar stated yield characteristics.

CONVERTIBLE SECURITIES
A convertible security is a fixed-income security that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

WARRANTS
Equity warrants and rights are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants or rights may be considered speculative. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Each Fund may invest up to 5% of the value of its net assets in warrants for equity securities, but will not invest more than 2% of the value of its net assets in warrants which are not listed on the New York or American Stock Exchange.

DEPOSITORY RECEIPTS
American  Depository  Receipts  ("ADRs"),  Global Depository  Receipts ("GDRs"),
European Depository Receipts ("EDRs") and other types of depository receipts (which, together with ADRs, GDRs and EDRs, are collectively referred to as "Depository Receipts") evidence ownership of underlying securities issued by either a non-U.S. or a U.S. Corporation that have been deposited with a depository or custodian bank. Depository Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. Banks or trust companies in respect of securities of non-U.S. Issuers held on deposit for use in the U.S. Securities markets. GDRs, EDRs and other types of Depository Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

The Funds treat Depository Receipts as interests in the underlying securities for purposes of their investment policies. While Depository Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. Each Fund will limit its investment in Depository Receipts not sponsored by the issuer of the underlying securities to any more than 5% of the value of its net assets (at the time of the investment). A purchaser of unsponsored Depository Receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying security as with sponsored Depository Receipts.

INVESTMENT FUNDS
Each Fund may invest in unaffiliated investment funds which invest principally in securities in which that Fund is authorized to invest, subject to the limitations imposed by the 1940 Act on certain of these investments. These investment funds may be registered investment companies as well as private investment funds which are designed to pursue specialized investment opportunities such as private equity and emerging market investments. Under the 1940 Act, a Fund may not invest more than 10% of its total assets in the shares of other registered investment companies or more than up to 5% of its total assets in any one registered investment company, provided that the investment does not represent more than 3% of the voting stock of the acquired registered investment company. These limitations do not apply to investments by the Funds in investment funds which are exempted from the definition as "investment companies" as defined under the 1940 Act. By investing in another investment fund, a Fund bears a ratable share of the investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. A Fund's investment in certain investment funds will result in special U.S. federal income tax consequences.

ILLIQUID OR RESTRICTED SECURITIES
Each Fund may purchase securities for which there is a limited or no trading market or which are subject to restrictions on resale to the public. Investments in securities which are illiquid or "restricted" may involve added expense to a Fund should the Fund be required to bear registration or other costs to dispose of such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Neither Fund may enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (such as "restricted securities" which are illiquid, and securities that are not readily marketable) if, in the aggregate, more than 15% of the value of that Fund's net assets would be so invested.

RULE 144A SECURITIES
Each Fund may purchase certain restricted securities ("Rule 144A Securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended ("Securities Act"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of the Fund's 15% limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the Adviser the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews the Fund's purchases and sales of Rule 144A securities and the Adviser's compliance with the above procedures.

LOAN PARTICIPATIONS AND ASSIGNMENTS
Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower (often an issuer of Sovereign Debt Obligations) and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and, in the case of the Capital Value Fund but not the Strategy Fund, assignments of all or a portion of Loans ("Assignments") from third parties. A Fund's investment in Participations typically will result in such Fund having a contractual relationship only with the Lender and not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participations. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participations and, accordingly, the Funds will consider both the borrower and the Lender to be issuers for purposes of their investment restrictions. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participations may be delayed and the assignability of the Participations impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa/BBB or higher). A Fund's investments in Loans are considered to be debt obligations for purposes of its investment restrictions. In addition, for purposes of a Fund's investment restriction on investment in illiquid securities, the Fund will treat loans as illiquid securities unless the staff of the SEC concludes that a market in these instruments has developed sufficiently such that they may be treated as liquid.

When the Capital Value Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Capital Value Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Capital Value Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Funds may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. A Fund will not invest more than 15% of the value of its net assets in Participations and (in the case of the Capital Value Fund) Assignments that are illiquid, and in other illiquid securities.

LEVERAGE THROUGH BORROWING (CAPITAL VALUE FUND ONLY)
The Capital Value Fund may borrow for investment purposes up to 33 1/3% of the value of its total assets. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements, described below. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Capital Value Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Among the forms of borrowing in which the Capital Value Fund may engage is the entry into reverse repurchase agreements with banks, brokers or dealers. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest.

For borrowings for investment purposes, the 1940 Act requires the Capital Value Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Capital Value Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Capital Value Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Capital Value Fund enters into a reverse repurchase agreement, the Capital Value Fund will maintain in a segregated custodial account liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by the Capital Value Fund.

LENDING PORTFOLIO SECURITIES
To a limited extent, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 33 1/3% of the value of the relevant Fund's total assets. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. A Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with that Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (i) the relevant Fund must receive at least
100% cash collateral from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time;
(iv) the Fund must receive
reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) while voting rights on the loaned securities may pass to the borrower, the Company's Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

FORWARD COMMITMENTS
The Funds may purchase securities on a when-issued or forward commitment basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time a Fund enters into the commitment. The Funds will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Funds may sell these securities before the settlement date if it is deemed advisable. The Funds will not accrue income in respect of a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.

Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Funds to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of liquid assets at least equal at all times to the amount of the when issued or forward commitments will be established and maintained at such Fund's custodian bank. Purchasing securities on a when-issued or forward commitment basis when that Fund is fully or almost fully invested may result in greater potential fluctuations in the value of that Fund's net assets and its net asset value per share.

CONCENTRATION
As a "non-diversified" investment company, the Strategy Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. In addition, each Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Accordingly, the Funds may be more susceptible to any single economic, political or regulatory occurrence than more widely diversified funds.

DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS
A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The Adviser will utilize Moody's and/or S&P for determining the applicable ratings.

BONDS
Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds rated AA by S&P have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and have an extremely strong capacity to pay interest and principal. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB rated bonds are regarded as having adequate capacity to pay interest and principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

Bonds rated -BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated D are in default, and payment of interest and/or principal is in arrears.

COMMERCIAL PAPER
Moody's: The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated Prime-1 is considered to have a superior capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P: Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelmingly safe characteristics are denoted A-1+. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                             INVESTMENT RESTRICTIONS

THE CAPITAL VALUE FUND

The Capital Value Fund has adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Capital Value Fund's outstanding voting securities, as defined under "Description of the Funds' Shares."

The Capital Value Fund may not:

         1. Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, which currently limits borrowing, except for certain temporary purposes, to no more than 33 1/3% of the value of the Capital Value Fund's total assets. (For purposes of this investment restriction, the entry into futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.)

         2.  Invest  more  than 25% of its  total  assets  in any one  industry.
(Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not considered to represent industries.)

         3. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in any amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board of Directors.

         4. Purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

         5. Purchase or sell commodities or commodity contracts.

         6. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow or similar arrangements in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices, or in connection with the purchase of any securities on margin for purposes of Investment Restriction No. 4 above. (The deposit of assets in escrow in connection with portfolio transactions is not deemed to be a pledge or hypothecation for this purpose.)

         7. Purchase the obligations of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitations.

         8. Purchase, hold or deal in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in real estate activities or investments.

         9. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

In addition to the fundamental investment restrictions set forth above, the Company's Board of Directors has adopted the following investment restrictions with respect to the Capital Value Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Capital Value Fund and may be changed by the Company's Board of Directors without the approval of shareholders of the Capital Value Fund.

The Capital Value Fund may not:

         1. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of the Fund's assets.

         2.  Invest  in  interests  in  oil,  gas  or  mineral   exploration  or
development programs.

         3. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more that 15% of the value of the Fund's net assets would be so invested.

         4. Invest more than 15% of its net assets in illiquid securities.

THE STRATEGY FUND

The Strategy Fund has adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Strategy Fund's outstanding voting securities, as defined under "Description of the Funds' Shares."

The Strategy Fund may not:

         1. Invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries.)

         2. Borrow money or issue senior securities (as defined in the 1940 Act) except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, in amounts not exceeding 15% of its total assets.

         3. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by Investment Restriction (2) above. (The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin requirements for futures transactions are not deemed to be pledges or hypothecations for this purpose.)

         4. Make loans of securities to other persons in excess of 33 1/3% of its total assets; provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations.

         5. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

         6.  Purchase  or sell  real  estate  or any  interest  therein,  except
securities  issued  by  companies   (including   partnerships  and  real  estate
investment trusts) that invest in real estate or interests therein.

         7. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures.

         8. Purchase or sell commodities or commodity contracts, except that, for the purpose of hedging, it may enter into (i) contracts for the purchase or sale of debt and/or equity securities for future delivery, including futures contracts and options on domestic and foreign securities indices and (ii) forward foreign currency exchange contracts and foreign currency futures contracts, as well as option contracts on foreign currencies.

In addition to the fundamental investment restrictions set forth above, the Company's Board of Directors has adopted the following investment restrictions with respect to the Strategy Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Strategy Fund and may be changed by the Company's Board of Directors without the approval of shareholders of the Strategy Fund.

The Strategy Fund may not:

         1. Invest in oil, gas or other mineral exploration development programs or leases.

         2. Purchase or sell securities issued by companies (including partnerships and real estate investment trusts) that invest in real estate or interests therein, except readily marketable interests in real estate investment trusts or readily marketable securities of companies (including partnerships) which invest in real estate.

         3. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities, which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

         4. Invest more than 15% of its net assets in illiquid securities.

The Capital Value Fund adopted restriction 5 above, and the Strategy Fund adopted restriction 8 above, in order to comply with certain state securities laws no longer applicable to the Funds. In these laws, the term "commodity contract" was defined as a "contract or option providing for the delivery or receipt at a future date of a specified amount and grade of a traded commodity at a specified price and delivery point." None of the Fund's derivative and currency transactions involves the delivery or receipt of any asset that the Funds consider to be a commodity, and the Funds settle all such transactions by means of cash payments. Accordingly, such transactions are not subject to the restrictions set forth above.

If a percentage restriction set forth above or elsewhere in this SAI with respect to a Fund is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, in the event that a Fund's asset coverage on any borrowing falls below the level required by Section 18 of the 1940 Act, the Fund will reduce its borrowings to the extent it is required to do so by Section 18(f)(1) of the 1940 Act. In addition, in the event that a Fund's aggregate holdings of illiquid securities exceed 15% of its net assets and are not expected to be reduced through purchases of liquid securities in the ordinary course of business, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Company's Board of Directors is responsible for establishing the Company's policies and for overseeing the management of the Company. The Board also elects the Company's officers who conduct the daily business of the Company. Information pertaining to the Directors and executive officers of the Company is set forth below.

                                     TERM OF       NUMBER OF
                                    OFFICE AND   PORTFOLIOS IN
   NAME, POSITION(S)                LENGTH OF    FUND COMPLEX
      ADDRESS1                         TIME        OVERSEEN      PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIPS
      AND AGE                         SERVED2     BY DIRECTOR    DURING PAST FIVE YEARS           HELD BY DIRECTOR

INTERESTED DIRECTORS3:
CHARLES L. MINTER                   Since 1987         2        Portfolio Manager, Gabelli                    ---
Director and Co-Portfolio Manager                               Funds, LLC, since 2000; Prior
Age:  60                                                        to May 2000, Director,
                                                                Chairman of the Board and
                                                                Chief Executive Officer of
                                                                Comstock Partners, Inc.; Prior
                                                                to November 1996, Vice
                                                                Chairman, President and
                                                                Secretary of Comstock
                                                                Partners, Inc.

HENRY G. VAN DER EB, CFA4           Since 2000         3        President and Chairman of the                 ---
Chairman of the Board                                           Gabelli Mathers Fund since
Age:  57                                                        1999; Prior to October 1999,
                                                                Chairman and Chief Executive
                                                                Officer of Mathers Fund, Inc.
                                                                and President of Mathers and
                                                                Company, Inc.

NON-INTERESTED DIRECTORS:

M. BRUCE ADELBERG                   Since 1995         2        Consultant, MBA Research Group                ---
Director                                                        since November 1995; Director,
Age:  65                                                        Oakwood Counselors Inc.
                                                                (investments)

ANTHONY J. COLAVITA                 Since 2000        32        President and Attorney at Law                 ---
Director                                                        in the law firm of Anthony J.
Age:  66                                                        Colavita, P.C.

VINCENT D. ENRIGHT                  Since 2000         8        Former Senior Vice President and              ---
Director                                                        Chief Financial Officer of KeySpan
Age:  58                                                        Energy Corporation

ANTHONY R. PUSTORINO                Since 2000        16        Certified Public Accountant;                  ---
Director                                                        Professor Emeritus, Pace
Age:  76                                                        University

WERNER J. ROEDER, MD                Since 2000        26        Medical Director of Lawrence                  ---
Director                                                        Hospital Center and practicing
Age:  62                                                        private physician

ROBERT M. SMITH                     Since 1988         2        President and Director, Smith                 ---
Director                                                        Advisors, Ltd. (investments)
Age:  72                                                        since November 1995

                                     TERM OF       NUMBER OF
                                    OFFICE AND   PORTFOLIOS IN
   NAME, POSITION(S)                LENGTH OF    FUND COMPLEX
      ADDRESS1                         TIME        OVERSEEN      PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIPS
      AND AGE                         SERVED2     BY DIRECTOR    DURING PAST FIVE YEARS           HELD BY DIRECTOR

OFFICERS:
BRUCE N. ALPERT                    Since 2000         ---       Executive Vice President and Chief               ---
Executive Vice President and                                    Operating Officer of Gabelli Funds,
Treasurer                                                       LLC since 1988 and an officer of
Age:  50                                                        all mutual funds advised by Gabelli
                                                                Funds, LLC and its affiliates.
                                                                Director and President of Gabelli
                                                                Advisers, Inc.

GUS A. COUTSOUROS                  Since 2000         ---       Vice President and Chief Financial               ---
Vice President and Assistant                                    Officer of Gabelli Funds, LLC. Prior to
Treasurer                                                       1998, Treasurer of Lazard Funds and
Age:  39                                                        Vice President of Lazard Freres & Co.

CAROLYN MATLIN                     Since 1987         ---       Vice President, Gabelli Funds, LLC,              ---
Vice President                                                  since 2000; Prior to 2000, Vice
Age:  45                                                        President of Comstock Partners, Inc.;
                                                                Head Trader and Secretary of the Company

JAMES E. MCKEE                     Since 2000         ---       Vice President, General Counsel and              ---
Secretary                                                       Secretary of Gabelli Asset Management
Age:  39                                                        Inc. since 1999 and GAMCO Investors,
                                                                Inc. since 1993; Secretary of all
                                                                mutual funds advised by Gabelli
                                                                Advisers, Inc. and Gabelli Funds, LLC

MARTIN WEINER                      Since 1995         ---       Portfolio Manager, Gabelli Funds, LLC,           ---
President and Co-Portfolio                                      since 2000; President and Co-Portfolio
Manager                                                         Manager of The Comstock Capital Value
Age:  68                                                        Fund and The Comstock Strategy Fund
                                                                since 1999; Prior to 1999, Research
                                                                Analyst for Comstock Partners, Inc.

1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2  Each Director will hold office for an indefinite  term until the earliest of (i) the next meeting of  shareholders if any, called for the purpose of considering  the election or re-election of such Director and until the election and  qualification  of his or her successor,  if any, elected at such meeting,  or (ii) the date a Director resigns or retires, or a Director is removed by the
   Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.
3  "Interested  person" of the Company as defined in the 1940 Act.  Messrs.  Minter and Vander Eb are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser.
4  Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.

STANDING BOARD COMMITTEES

The Board of Directors has established two standing committees in connection with their governance of the Company - Audit and Nominating.

The Company's Nominating Committee consists of six members: Messrs. Colavita (Chairman), Adelberg, Enright, Pustorino, Roeder and Smith, who are not
"interested  persons"  of the  Corporation  as  defined  in the  1940  Act.  The
Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the fiscal year ended April 30, 2002. The Company does not have a standing compensation committee.

The Company's Audit Committee consists of three members: Messrs. Pustorino (Chairman), Adelberg and Smith, who are not "interested persons" of the Company as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Company on February 20, 2002. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies, and internal controls of the Funds and the internal controls of certain service providers, overseeing the quality and objectivity of the Funds financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Company's independent accountants. During the fiscal year ended April 30, 2002, the Audit Committee met twice.

DIRECTOR OWNERSHIP OF FUND SHARES

         Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.

                                               DOLLAR RANGE OF  AGGREGATE DOLLAR
                                               EQUITY           RANGE OF EQUITY
                                               SECURITIES HELD  SECURITIES HELD
NAME OF DIRECTOR              FUND              IN EACH FUND*   IN FUND COMPLEX*
----------------              ----              ------------    ----------------
INTERESTED
DIRECTORS:
Charles L. Minter    Comstock Strategy Fund             E              E
                     Comstock Capital Value Fund        E

Henry G. Van der Eb  Comstock Strategy Fund             A              E
                     Comstock Capital Value Fund        A

NON-INTERESTED
DIRECTORS:
M. Bruce Adelberg    Comstock Strategy Fund             A              B
                     Comstock Capital Value Fund        B

Anthony J. Colavita  Comstock Strategy Fund             A              E
                     Comstock Capital Value Fund        A

Vincent D. Enright   Comstock Strategy Fund             A              E
                     Comstock Capital Value Fund        A

Anthony R. Pustorino Comstock Strategy Fund             A              E
                     Comstock Capital Value Fund        C

Werner J. Roeder     Comstock Strategy Fund             A              E
                     Comstock Capital Value Fund        A

Robert M. Smith      Comstock Strategy Fund             B              B
                     Comstock Capital Value Fund        A

----------------
*        KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2001
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       Over $100,000

DIRECTOR AND OFFICER COMPENSATION

The Company pays each director that is not an affiliated person of the Adviser (as defined in the 1940 Act) an annual retainer of $5,000, plus $1,000 for each Board of Directors meeting actually attended, in each case together with the Director's actual out-of-pocket expenses relating to attendance at meetings. All committee members are expected to receive $500 per meeting for meetings that take place on days when the Board of Directors does not meet. Directors are reimbursed for any expenses incurred in attending meetings. Directors of the Company who are "affiliated persons" as defined in the 1940 Act receive no direct remuneration from the Company. The Company pays a fee to the Adviser as investment adviser to the Company, and certain of the directors and officers of the Company are directors, officers and shareholders of the Adviser.

The following table sets forth certain information regarding the compensation of the Company's directors and officers. No executive officer or person affiliated with the Company received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 2002.

                                                                   AGGREGATE
                                                                 COMPENSATION
           NAME OF PERSON AND           AGGREGATE                  FROM THE
                POSITION            COMPENSATION FROM           FUNDS AND FUND
                                        THE FUNDS                  COMPLEX*

 Charles L. Minter                     $0                      $0            (2)

 M. Bruce Adelberg                     $10,500                 $10,000       (2)

 Robert M. Smith                       $10,500                 $10,000       (2)

 Anthony J. Colavita                   $4,000                  $145,016     (32)

 Vincent D. Enright                    $4,000                  $46,250       (8)

 Anthony R. Pustorino                  $5,500                  $125,250     (16)

 Werner J. Roeder                      $4,000                  $72,182      (26)

 Henry G. Van der Eb                   $0                      $ 0           (3)
--------------------------------------------------------------------------------

         ------------------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2001. The parenthetical number represents the number of investment companies (including the Funds) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Funds because they have common or affiliated investment advisers.

CODE OF ETHICS

The Company, its Adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Company.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of August 1, 2002, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:

NAME AND ADDRESS                                % OF CLASS   NATURE OF OWNERSHIP
----------------                                ----------   -------------------

STRATEGY FUND:

Class O       MLPF & S FOR THE SOLE BENEFIT D     49.15%           Record
              OF ITS CUSTOMERS
              ATTN FUND ADMINISTRATION
              4800 DEER LAKE DR E FL 3
              JACKSONVILLE FL 32246-6484

Class A       CHARLES SCHWAB & CO INC             84.42%           Record
              ATTN MUTUAL FUNDS-REINVEST ACCT
              101 MONTGOMERY ST
              SAN FRANCISCO CA 94104-4122

Class C       MLPF & S FOR THE SOLE BENEFIT       40.40%           Record
              OF ITS CUSTOMERS
              ATTN FUND ADMINISTRATION
              4800 DEER LAKE DR E FL 3
              JACKSONVILLE FL 32246-6484

              PAINEWEBBER FOR THE BENEFIT OF      13.93%           Record
              UBS PAINEWEBBER CDN FBO
              ALVIN SERKEZ IRA
              PO BOX 3321
              WEEHAWKEN NJ 07086-8154

              FIRST CLEARING CORPORATION          10.33%           Record
              WILLIAM O'NEILL
              1088 RIDGE ROAD
              HINCKLEY OH 44233-9424

              HERBERT R MINTZER                   5.87%            Record
              CAROL MINTZER TTEE
              U/A 12/02/1993
              300 PLANTATION CIR
              PONTE VEDRA BEACH FL 32082-3924

              PRUDENTIAL SECURITIES INC. FBO      5.57%            Record
              MR. GEORGE SPONSELLER
              GEORGE SPONSELLER ASSOC INC
              1637 W BIG BEAVER RD STE H
              TROY MI 48084-3540

NAME AND ADDRESS                              % OF CLASS   NATURE OF OWNERSHIP
----------------                              ----------   -------------------

CAPITAL VALUE FUND:

Class A       CHARLES SCHWAB & CO INC           32.84%             Record
              REINVEST ACCOUNT
              ATTN MUTUAL FUNDS DEPT
              101 MONTGOMERY ST
              SAN FRANCISCO CA 94104-4122

              MLPF & S FOR THE SOLE BENEFIT     14.73%             Record
              OF ITS CUSTOMERS
              ATTN FUND ADMINISTRATION
              4800 DEER LAKE DR E FL 3
              JACKSONVILLE FL 32246-6484

Class B       MLPF & S FOR THE SOLE BENEFIT      8.59%             Record
              OF ITS CUSTOMERS
              ATTN FUND ADMINISTRATION
              4800 DEER LAKE DR E FL 3
              JACKSONVILLE FL 32246-6484

Class C       MLPF & S FOR THE SOLE BENEFIT     24.68%             Record
              OF ITS CUSTOMERS
              ATTN FUND ADMINISTRATION
              4800 DEER LAKE DR E FL 3
              JACKSONVILLE FL 32246-6484

              DONALDSON LUFKIN JENRETTE          9.09%             Record
              SECURITIES CORPORATION INC
              P O BOX 2052
              JERSEY CITY NJ 07303-2052

Class R
              STATE STREET BANK & TRUST CO      21.86%             Record
              IRA R/O JUDY S PENCE
              25 MCDONNEL RD
              ALAMEDA CA 94502-7781

              AMERITRADE INC FBO 1662232481     16.45%             Record
              PO BOX 2226
              OMAHA NE 68103-2226

              AMERITRADE INC FBO 7737510491     12.17%             Record
              PO BOX 2226
              OMAHA NE 68103-2226

              AMERITRADE INC FBO 1480147191     11.52%             Record
              PO BOX 2226
              OMAHA NE 68103-2226

              AMERITRADE INC FBO 1904115531     10.75%             Record
              PO BOX 2226
              OMAHA NE 68103-2226

              AMERITRADE INC FBO 1806629001      9.91%             Record
              PO BOX 2226
              OMAHA NE 68103-2226

              RESOURCES TRUST CO TR UA IRA       6.53%             Record
              FBO JOANNE JOHNSON
               DTD 03/15/1985 # I###-##-####
               P.O. BOX 5900
               DENVER CO 80217-5900

              DONALDSON LUFKIN JENRETTE          5.38%             Record
              SECURITIES CORPORATION INC.
                P.O. BOX 2052
               JERSEY CITY NJ 07303-2052

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

As of August 1, 2002, as a group, the Directors and officers of the Company owned less than 1% of each class of the Funds.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

The  Adviser  is a  New  York  limited  liability  company  which  serves  as an investment  adviser  to  14  open-end  investment  companies  and  4  closed-end investment companies with aggregate assets in excess of $10.5 billion as of December 31, 2001. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of the ultimate parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of the Adviser's parent company Gabelli Asset Management Inc., acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $11.5 billion as of December 31, 2001; Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $519 million as of December 31, 2001; Gabelli Securities, Inc. acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $573 million as of December 31, 2001; and Gabelli Fixed Income LLC acts as investment adviser for the 3 active portfolios of The Treasurer's Fund, Inc. and separate accounts having assets under management of approximately $1.6 billion as of December 31, 2001.

The Adviser has served as investment adviser to each of the Funds since May 22, 2000. The principal business address of the Adviser is One Corporate Center, Rye, New York 10580-1422. The Company, on behalf of the Capital Value Fund, and the Strategy Fund, has engaged the Adviser to provide professional investment management for each Fund pursuant to separate Investment Advisory Agreements, dated as of May 22, 2000 between each Fund and the Adviser. The Investment Advisory Agreements were most recently approved by the Directors, including a majority of the Directors who are not parties to the Investment Advisory Agreements or "interested persons" (as such term is defined in the 1940 Act") of any party thereto on May 22, 2002. At that meeting, the Board of Directors reviewed the written and oral presentations provided by the Adviser in connection with the Directors' consideration of the Investment Advisory Agreements. The Directors also reviewed, with the advice of counsel, their responsibilities under applicable law. The Directors considered, in particular, the level of each Fund's contractual advisory fee rate and the actual total expense ratio borne by the Funds. The information on these matters was also compared to similar information for other mutual funds. The Board also reviewed the profitability of the contracts to the Adviser, each Fund's absolute and comparative investment performance and the quality of the services provided to the Funds by the Adviser. Based on a consideration of all of the above factors including, in particular, the relative and absolute performance of each Fund, the Board determined that renewal of the Investment Advisory Agreements was in the best interest of the Funds and their respective shareholders.

The Investment Advisory Agreements provide that the Adviser will act as investment adviser to each Fund, supervise and manage each Fund's investment activities on a discretionary basis and oversee the administration of each Fund's business and affairs. In this connection, the Adviser will be responsible for maintaining certain of each Fund's books and records and performing other administrative aspects of each Fund's operations to the extent not performed by such Fund's custodian, transfer agent and dividend disbursing agent. The Adviser will be permitted to subcontract at its own expense these administrative responsibilities to persons it believes are qualified to perform such services and has subcontracted certain of these administrative responsibilities to PFPC Inc. (the "Sub-Administrator") pursuant to a Sub-Administration Agreement the ("Sub-Administration Agreement")

The Adviser will bear all costs and expenses incurred in connection with its duties under the Investment Advisory Agreements, including the fees or salaries of directors or officers of the Company who are affiliated persons of the Adviser. Subject to the foregoing, each Fund will be responsible for the payment of all of its expenses including (i) payment of the fees payable to the Adviser under the Investment Advisory Agreements; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowings;
(vi) the cost of liability insurance or fidelity bond coverage for the Company's officers and employees, and directors' and officers' errors and omissions insurance coverage; (vii) legal, auditing and accounting fees and expenses;
(viii) charges of each Fund's custodian, transfer agent and dividend disbursing agent; (ix) each Fund's pro rata portion of dues, fees and charges of any trade association of which the Company is a member; (x) the expenses of printing, preparing and mailing proxies, stock certificates and reports, including the prospectus and SAI, and notices to shareholders; (xi) filing fees for the registration or qualification of each Fund as a separate portfolio of an open-end investment company and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining the registration of each Fund's shares with the SEC; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Company's directors, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing each Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing each Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Fund pursuant to any 12b-1 plan or otherwise legally payable by each Fund; and (xvii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by each Fund.

The Investment Advisory Agreements provide that in the course of the Adviser's execution of portfolio transactions for the Funds, the Adviser may, subject to conditions as may be specified by the Company's Board of Directors, (i) place orders for the purchase or sale of the Funds' portfolio securities with the Adviser's affiliate, Gabelli & Company, Inc. ("Gabelli & Company"); (ii) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties thereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (iii) consider sales by brokers (other than its affiliate distributor) of shares of the Company and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for Fund portfolio transactions.

The Investment Advisory Agreements provide that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such agreements, the Adviser and its employees, officers, directors, agents or controlling persons will not be liable for any act or omission or for any loss sustained by the Company with respect to either Fund. However, the Investment Advisory Agreements provide that the Company is not waiving any rights that it may not waive under applicable law. The Investment Advisory Agreements also provide that the Company, on behalf of each Fund, will indemnify the Investment Adviser and each of such persons against any liabilities and expenses incurred in the defense or disposition of any action or proceeding arising out of the Investment Advisory Agreements unless a court finds that the person seeking indemnification did not act in good faith in the reasonable belief that his or her action was in the best interest of the applicable Fund (and, in a criminal case, that the person had no reasonable cause to believe that his or her conduct was unlawful). The Investment Advisory Agreements provide specific procedures and standards for making advance payments relating to indemnification and permit the Board of Directors to disallow indemnification in certain situations. The Investment Advisory Agreements expressly permit the Adviser to act as investment adviser to others.

The Investment Advisory Agreements are terminable without penalty by the Company on not more than sixty days' written notice when authorized by the directors or by the holders of the same proportion of shares required to authorize the Investment Advisory Agreements, or by the Adviser on not more than sixty days' written notice. The Investment Advisory Agreements will automatically terminate in the event of their assignment, as defined in the 1940 Act and the rules thereunder. The Investment Advisory Agreements provide that unless terminated they will remain in effect for a period of two years, and from year to year thereafter, so long as continuation of the Investment Advisory Agreements is approved annually by the directors of the Company or the shareholders of the Company and, in either case, by a majority of the directors who are not parties to the Investment Advisory Agreements or "interested persons" as defined in the 1940 Act of any such person. The Investment Advisory Agreements also provide that, without the consent of shareholders, nonmaterial terms of the Investment Advisory Agreements may be modified with the approval of a majority of the directors who are not interested persons of the Company or the Adviser.

As compensation for the Adviser's services and related expenses, the Strategy Fund pays the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to .85% of such Fund's daily average net assets and the Capital Value Fund pays the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of such Fund's daily average net assets.

For the period from May 22, 2000 through May 22, 2002, the Adviser contractually agreed to waive a portion of each such fee to the extent necessary to maintain expense ratios for the Fund at 1999 levels (other than extraordinary expenses) with respect to the amount of assets held by the Fund at the time each Investment Advisory Agreement went into effect, which was $31,205,502 for the Strategy Fund and $49,594,859 for the Capital Value Fund. The waiver did not apply to (i) assets greater than the amount of assets held by the Fund at the time the Investment Advisory Agreement went into effect or (ii) increases in the Fund's expense ratio attributable to a reduction in assets after the time the Investment Advisory Agreement went in effect. The fee waiver arrangement terminated as of May 22, 2002.

The investment advisory fees paid by the Strategy Fund to the Adviser for the fiscal period ended April 30, 2001 and the fiscal year ended April 30, 2002 amounted to $221,940 and $339,039, respectively. The investment advisory fees paid by the Capital Value Fund to the Adviser for the fiscal period ended April 30, 2001 and the fiscal year ended April 30, 2002 amounted to $402,259 and $553,080, respectively.

For the fiscal period ended April 30, 2001, and the fiscal year ended April 30, 2002 the Adviser waived fees for the Capital Value Fund in the amounts of $84,115 and $105,085, respectively.

Prior to May 22, 2000, Comstock Partners, Inc. ("Comstock Partners") located at 993 Lenox Drive, Suite 106, Lawrenceville, NJ 08648 served as investment adviser to the Funds.

The investment advisory fees paid by the Strategy Fund to Comstock Partners for the fiscal years ended April 30, 2000, and April 30, 2001 amounted to $248,618 and $16,187, respectively. The investment advisory fees paid by the Capital Value Fund to Comstock Partners for the fiscal years ended April 30, 2000 and April 30, 2001 amounted to $275,381 and $19,615, respectively.

Prior to August 31, 1999, The Dreyfus Corporation ("Dreyfus") served as sub-investment adviser to the Funds.

For the fiscal year ended April 30, 2000, Dreyfus did not receive any fees from Comstock Partners with respect to the Strategy Fund. For the fiscal year ended April 30, 2000, Dreyfus received fees from the Capital Value Fund for sub-investment advisory and administration services in the amount of $91,616.

SUB-ADMINISTRATOR
The Adviser has entered into a Sub-Administration Agreement with PFPC Inc. which is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Funds' operations except those performed by the Adviser under its advisory agreement with each Fund; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Funds, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Company Board of Directors Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates each Fund's net asset value per share, provides any equipment necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Funds; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Funds in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - ..0275%; $10 billion to $15 billion - .0125%; over $15 billion - .0100%. The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expenses to the Fund.

COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Company's legal counsel.

INDEPENDENT AUDITORS
Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the Fund's independent auditors. Ernst & Young, LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

CUSTODIAN
Bank of New York ("BoNY"), 100 Church Street, New York, New York 10007 acts as the U.S. and international Custodian for the Fund's. BoNY does not assist in and is not responsible for investment decisions involving assets of the Funds.

TRANSFER AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the transfer and dividend-disbursing agent for each Fund. Its affiliate, Boston Financial Data Service, Inc. is each Fund's shareholder servicing agent.

THE DISTRIBUTOR
Gabelli & Company, Inc. (the "Distributor"), One Corporate Center, Rye, New York 10580-1422, serves as each Fund's Distributor pursuant to an agreement that is renewable annually. The Distributor's ultimate parent is Gabelli Group Capital Partners Inc., which is controlled by Mr. Mario J. Gabelli. The Distributor acts as agent of the Funds for the continuous offering of shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Gabelli family of funds.

                               DISTRIBUTION PLANS

The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled Classes of Shares." Class A, Class B and Class C shares of the Funds, as applicable, are subject to Service and Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Potential investors should read the Prospectus and this SAI in light of the terms governing the agreement between their Service Agents and the Distributor. A Service Agent entitled to receive compensation for selling and servicing the Funds' shares may receive different levels of compensation with respect to different classes of shares.

SERVICE AND DISTRIBUTION PLAN - CLASS A SHARES
Rule 12b-1, adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees paid for advertising or marketing the Class A shares of the Company and the fees paid to the Distributor and to certain banks, brokers, dealers or other financial institutions (collectively, "Service Agents") could be deemed to be payment of distribution expenses, the Company's Board of Directors has adopted such a plan with respect to the Class A shares of each Fund (the "Class A Service and Distribution Plan"). The Company's Board of Directors believes that there is a reasonable likelihood that the Class A Service and Distribution Plan will benefit each Fund and its Class A shareholders. In some states, banks or other financial institutions effecting transactions in Class A shares may be required to register as dealers pursuant to state law.

Under the Class A Service and Distribution Plan, as amended and restated and most recently approved by the Board of Directors on May 22, 2002, the Company, at the expense of the Class A shares of each Fund, pays the Distributor at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class A of such Fund. The Distributor may utilize such amounts to pay advertising and marketing expenses, defray internal marketing and sales expenses or to pay one or more Service Agents a fee in respect of the Capital Value Fund's or the Strategy Fund's Class A shares, as the case may be, owned by shareholders for whom the Service Agent provides shareholder services or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amounts, if any, to be paid to Service Agents under the Class A Service and Distribution Plan and the basis on which such payments are made. The Class A Service and Distribution Plan also provides that the Adviser may pay Service Agents out of its investment advisory fees, past profits or any other source available to it. From time to time, the Distributor may defer or waive receipt of fees under the Class A Service and Distribution Plan while retaining the ability to be paid under the Class A Service and Distribution Plan thereafter. The foregoing fees payable under the Class A Service and Distribution Plan are payable without regard to actual expenses incurred. Long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

Under the Class A Service and Distribution Plan, servicing shareholder accounts with respect to the Class A shares may include, among other things, one or more of the following: answering client inquiries regarding the Fund; assisting clients in changing dividend options, account designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Fund shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

For the fiscal year ended April 30, 2002, the Strategy Fund and Capital Value Fund made incurred distribution costs pursuant to the Class A Service and Distribution Plan totaling $43,103 and $99,929, respectively.


SERVICE AND DISTRIBUTION PLANS - CLASS B SHARES AND CLASS C SHARES
In addition to the Class A Service and Distribution Plan described above, the Company's Board of Directors has adopted a Class B Service and Distribution Plan and a Class C Service and Distribution Plan under Rule 12b-1 with respect to Class B shares of the Capital Value Fund and Class C shares of each Fund, pursuant to which the Company, on behalf of the relevant Fund, pays the Distributor for distributing such Fund's Class B shares (in the case of the Capital Value Fund) and Class C shares, respectively, and for the provision of certain services to the holders of such Class B and Class C shares. The Company's Board of Directors believes that there is a reasonable likelihood that the Class B Service and Distribution Plan will benefit the Capital Value Fund and its Class B shareholders and that the Class C Service and Distribution Plan will benefit each Fund and its Class C shareholders. The Plans are intended to benefit the Funds by increasing their assets and thereby reducing each Fund's expense ratio.

Under the Class B and Class C Service and Distribution Plans, the Company, at the expense of the Class B shares of the Capital Value Fund and Class C shares of each Fund, as the case may be, (a) pays the Distributor for distributing the Capital Value Fund's Class B shares and each Fund's Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund, and (b) pays the Distributor for the provision of certain services to the holders of Class

B shares and Class C shares, as the case may be, a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. The Distributor may pay one or more Service Agents a fee in respect of distribution and other services for Class B and Class C shares. The Distributor determines the amounts, if any, to be paid to Service Agents under the Class B and Class C Service and Distribution Plans and the basis on which such payments are made. The Class B and Class C Service and Distribution Plans also provides that the Investment Adviser may pay Service Agents out of its investment advisory fees, past profits or any other source available to it. From time to time the Distributor may defer or waive receipt of fees under the Class B and Class C Service and Distribution Plans while retaining the ability to be paid under the Class B and Class C Service and Distribution Plans thereafter. The foregoing fees payable under the Class B and Class C Service and Distribution Plans are payable without regard to actual expenses incurred. Long term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

For the fiscal year ended April 30, 2002, the Capital Value Fund incurred distribution costs pursuant to the Class B Service and Distribution Plan totaling $106,907 for the Capital Value Fund's Class B shares. For the fiscal year ended April 30, 2002 the Capital Value Fund and Strategy Fund incurred distribution costs pursuant to the Class C Service and Distribution Plan totaling $46,079 and $1,659, respectively for the Capital Value Fund and Strategy Fund Class C shares.

Quarterly reports of the amounts expended under each of the Class A, Class B and Class C Service and Distribution Plans, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, the Class A, Class B and Class C Service and Distribution Plans each provide that it may not be amended to increase materially the cost which the Class A, Class B or Class C shares of a Fund, respectively, may bear pursuant to such plan without the approval of such Class A, Class B or Class C shareholders, respectively, and that other material amendments of the Class A, Class B or Class C Service and Distribution Plan must be approved by the Board of Directors, and by the Directors who are neither interested persons of the Company nor have any direct or indirect financial interest in the operation of such plans or in any agreements entered into in connection with such plans, by vote cast in person at a meeting called for the purpose of considering such amendments. The Class A, Class B and Class C Service and Distribution Plans and the related service agreements are subject to annual approval by such vote of the Board of Directors cast in person at a meeting called for the purpose of voting on the Class A, Class B and Class C Service and Distribution Plans. The Class A, Class B and Class C Service and Distribution Plans may each be terminated at any time, with respect to a Fund, by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of such plans or in any agreements entered into in connection with such plans or by vote of a majority of the Class A, Class B or Class C shares of a Fund, respectively. Any related service agreement may be terminated without penalty at any time, by such vote. Each service agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). No independent Director of the Company had a direct or indirect financial interest in the Class A, Class B and Class C Service and
Distribution Plans or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by the Gabelli companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Strategy Fund's portfolio turnover rate for the fiscal years ended April 30, 2001 and April 30, 2002 was 61% and 16%, respectively. The Capital Value Fund's portfolio turnover rate for the fiscal years ended April 30, 2001 and April 30, 2002 was 5% and 0%, respectively.

The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. Each Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser is to seek the best combination of net price and execution for the relevant Fund. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the size of the transaction, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations may be pursuant to privately negotiated transactions pursuant to which that Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation.

In selecting brokers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Adviser is also authorized to cause a Fund to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Investment Adviser exercises investment discretion. The Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Adviser in exchange for the placement of transactions with such brokers. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Investment Adviser in servicing all of the accounts of the Fund for which investment discretion is exercised by the Investment Adviser, and not all such services may be used by the Investment Adviser in connection with the Funds. The research services provided may include, among other things, market quotation and news services, portfolio analytic systems and support, appraisals or evaluations of portfolio securities; and access to economic databases and analyses of macroeconomic and financial trends.

Neither the Funds nor the Adviser has any legally binding agreement with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser has allocated brokerage commissions of $105,438 on portfolio transactions in the principal amount of $125,423,625 during the fiscal year ended April 30, 2002 to various broker-dealers who provided research services to the Adviser.

Each Investment Advisory Agreement requires the Adviser to provide fair and equitable treatment to the relevant Fund in the selection of portfolio investments and the allocation of investment opportunities as between that Fund and the Investment Adviser's other investment management clients, but does not obligate the Investment Adviser to give that Fund exclusive or preferential treatment. It is likely that from time to time the Investment Adviser may make similar investment decisions for a Fund and its other clients. In some cases, the simultaneous purchase or sale of the same security by a Fund and another client of the Adviser could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as that Fund is concerned. In other cases, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund engaging in the transaction.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company when it appears that, as an introducing broker or otherwise, Gabelli & Company can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. As required by Rule 17e-1 under the 1940 Act, the Company's Board of Directors has adopted "Procedures" which provide that commissions paid to Gabelli & Company on stock exchange transactions must be reasonable and fair in comparison to the commissions that would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including its "independent" Directors, conduct periodic compliance reviews of such brokerage allocations. For the fiscal year ended April 30, 2002, the Funds did not effect any transactions with Gabelli & Company.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the custodian of each fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli & Company. Gabelli & Company may also effect portfolio transactions on behalf of the Funds in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

The Strategy Fund paid, $11,255, $4,319 and $6,693, respectively, in brokerage commissions for the fiscal years ended April 30, 2000, April 30, 2001 and April 30, 2002.

The Capital Value Fund paid $111,464, $58,174 and $98,745, respectively, in brokerage commissions for the fiscal years ended April 30, 2000, April 30, 2001 and April 30, 2002.

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of Directors and taken at their value used in determining each Fund's NAV per share as we describe under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interest of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. A Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for shares of any Fund (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the NAV of that Fund's shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and that Fund may reimburse shares from any account registered in that shareholder's name, or by seeking other redress. If that Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

To minimize expenses, a Fund reserves the right to redeem, upon not less than 30 days' notice, all shares of a Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

                        DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of the Funds. The NAV of Class B and Class C shares of the Funds, as applicable, will generally be lower than the NAV of Class A or Class R shares, as applicable, as a result of the larger service and distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining each of the Fund's NAV per share, readily marketable portfolio securities traded on a market where trades are reported contemporaneously are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the principal such market last occurring prior to the time and day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked price on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued at the most recently available price, or if the Board so determines, by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a pricing service or a dealer maintaining an active market in such security. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges.

Written options are valued to reflect the current market value of the option written, based upon the last options bid price. Options purchased by a Fund are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers. Other investments, including futures contracts and options on futures will be priced at their closing settlement price on the applicable exchange or board of trade. Over-the-counter futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or by quotations obtained from one or more dealers.

Short term debt instruments having 60 days or less remaining until maturity are valued at amortized cost from the later of purchase date or valuation on the 61st day prior to maturity. Other debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day the security is valued using the closing bid price. The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Company's Board of Directors designed to reflect in good faith the fair value of such securities.

                       INVESTMENT PERFORMANCE INFORMATION

Advertisements and communications to shareholders may contain various measures of a Fund's performance, including various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect a Fund's volatility or risk. Performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees.


The Strategy Fund may present performance information for one or more Classes of its shares for 1, 5 and 10 year periods and commencing with the Strategy Fund's inception. Performance information for the period prior to August 1, 1991 reflects the performance of the Strategy Fund as a closed-end fund and does not reflect payment of the underwriting discount paid in connection with the initial public offering of the Strategy Fund's shares as a closed-end fund. In addition, as an open-end fund, the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Because Strategy Fund Class O shares have not been issued by the Strategy Fund since July 15, 1992 except in connection with the reinvestment of dividends on outstanding Strategy Fund Class O shares, performance information in any advertisements (other than reports to shareholders) with respect to the period commencing July 15, 1992 does not contain information with respect to the performance of Strategy Fund Class O shares for such period. In addition, because the Strategy Fund no longer sells its Class O shares, any information relating to Strategy Fund Class O shares listed in newspaper or similar listings of the Strategy Fund's net asset value and public offering price is only for informational purposes of the existing Class O shareholders.

The Capital value Fund may present performance information for one or more Classes of its shares for 1, 5 and 10 year periods and commencing with the Capital Value Fund's inception. Performance information for the Capital Value Fund includes the performance of the Dreyfus Capital Value Fund, the Fund's predecessor, and performance information for each Class of shares is presented commencing with the inception of the Dreyfus Capital Value Fund.


Performance information for each Class of shares of the Company will reflect performance for time periods prior to the introduction of such Class, and performance for such time periods will not reflect any fees and expenses payable by such Class that were not borne by the Fund (or its predecessor) prior to the introduction of such Class. Class A average annual return figures for both Funds reflect the maximum initial sales charge and Class B and Class C average annual return figures reflect any applicable CDSC. As a result, at any given time, the performance of Class B and Class C of a Fund should be expected to be lower than that of Class A of that Fund and the performance of Class A, Class B and Class C of a Fund should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of a Fund's performance will include the Fund's average annual total return for one, five and ten year periods (if available), or for shorter time periods depending upon the length of time during which the Fund has operated.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares of a Fund or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares of a Fund. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge on Class A shares of the Funds, which, if reflected, would reduce the performance quoted.

Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

The Company's annual report to shareholders, which is available without charge upon request, contains a discussion of the performance of the Strategy Fund and the Capital Value Fund for the fiscal year ended April 30, 2002.

For purposes of quoting and comparing the performance of each Class of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return and yield. Total return and yield quotations are computed separately for each Class of shares of a Fund. Under the rules of the SEC ("Commission Rules"), funds advertising performance must include average annual total return quotes calculated according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.
The formula can be expressed as follows:

         P(1+T)n  = ERV

         Where:            P =      a hypothetical initial payment of $1,000

                           T =      average annual total return

                           n =      number of years (1, 5 or 10)

                           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

A Class' average annual total return figures calculated in accordance with the foregoing formula assume that in the case of Class A shares the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase, and in the case of Class B or Class C shares the maximum applicable CDSC has been paid upon redemption at the end of the period. Total return or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year or other applicable periods presented that would equate the initial amount invested to the ending redeemable value.

Each Fund may advertise its "average annual total return - after taxes on distributions" for a class of shares by computing such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                                    P(1 + T)N  = ATVD

Where:            P =      a hypothetical initial payment of $1, 000.
                  T =      average   annual    total   return  (after  taxes  on
                           distributions).
                  n =      number of years.
               ATVD =      the ending  value  of a  hypothetical  $1,000 payment
                           made at the beginning of the 1-, 5-, or 10 year periods at the end of the 1-, 5-, or 10-year or other applicable periods, after taxes on distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

Each Fund may advertise its "average annual total return-after taxes on distributions and redemption" for a class of shares by computing such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                                    P(1+T)N  = ATVDR

Where:            P =       a hypothetical initial payment of $1,000.
                  T =       average   annual   total   return  (after  taxes  on
                            distributions and redemption).
                  n =       number of years.
             ATVDR  =       the  ending  value of a hypothetical  $1,000 payment
                            made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year or other applicable periods (or fractional portion), after taxes on distributions and redemption.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).

Each Fund may present performance information for each of its Classes since the commencement of investment operations, rather than since the date each Class was introduced. For the Capital Value Fund, performance since the commencement of investment operations includes the operations of the Dreyfus Capital Value Fund, the predecessor of the Capital Fund. Performance information for each Class of each Fund introduced after the commencement of investment operations therefore includes the performance history of a predecessor Class or Classes. The historical operating expenses of the predecessor Class or Classes, including distribution and service fees and other operating expenses, are not restated to reflect the ongoing expenses of the Class whose performance is being shown. However, sales loads of the predecessor Class or Classes are restated, when presenting performance inclusive of sales loads, to reflect the current applicable sales load for the Class whose performance is being shown and not the sales charges paid on the predecessor class. This means that in presenting the performance of Class A shares inclusive of sales loads, the current maximum front-end sales load for Class A shares is reflected, and in presenting the performance of Class B or Class C shares inclusive of sales loads, the current applicable CDSC is reflected.

CAPITAL VALUE FUND - CERTAIN DIFFERENCES IN THE HISTORICAL OPERATING EXPENSES OF PREDECESSOR CLASSES. Prior to January 15, 1993, the Dreyfus Capital Value Fund (the Capital Value Fund's predecessor) did not offer Class B shares and, prior to August 24, 1995, the Dreyfus Capital Value Fund did not offer Class C or Class R shares. Because Class B shares of the Dreyfus Capital Value Fund were not actually introduced until January 15, 1993, the total return for Class B shares for the period prior to their introduction reflects the annual service and distribution fees and other expenses actually paid by Class A, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class B because such higher fees and expenses were not paid during that period. Because Class C shares of the Dreyfus Capital Value Fund were not actually introduced until August 22, 1995, Class C performance information for the period prior to their introduction reflects the annual service and distribution fees and other expenses for Class B (which, prior to its introduction, reflects the annual service and distribution fees and other expenses borne by Class A) and, therefore, with respect to the period prior to the introduction of Class B, does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C. Class R performance information for the period prior to the introduction of Class R shares reflects the annual service and distribution fees and other expenses borne by Class A.

STRATEGY FUND - CERTAIN DIFFERENCES IN THE HISTORICAL OPERATING EXPENSES OF PREDECESSOR CLASSES. Prior to August 1, 1995, the Strategy Fund did not offer Class C shares. Performance information for Class C for the period from July 15, 1992 to August 1, 1995 reflects the annual distribution fees paid by Class A, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C because such higher fees and expenses were not paid during that period. Performance information presented by the Strategy Fund for Class O is restated to reflect the maximum front end sales load payable at the time the Fund last offered Class O shares, and not the underwriting discount paid in connection with the initial offering of the Strategy Fund's shares as a closed-end fund. Performance information for all Classes prior to August 1, 1991 reflects performance of the Strategy Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Strategy Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.

The following tables set forth the average annual total return for Class A, Class B, Class C and Class R shares of the Capital Value Fund for certain periods of time each ending April 30, 2002, and when applicable include the performance of the Dreyfus Capital Value Fund, the Fund's predecessor. Investors should note that information presented in the tables for Class B, Class C and Class R Shares prior to their inception is based on the historical operating expenses and performance of a predecessor class and does not reflect the relative expenses that an investor would incur as a holder of Class B, Class C or Class R Shares of the Capital Value Fund. Accordingly, the Table should not be utilized in evaluating whether Class A, Class B, Class C or Class R Shares would best suit an investor's needs. In evaluating the relative merits of such shares, investors should refer to the appropriate sections in the Funds' Prospectus.

Each Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper, Inc. or similar independent services or financial publications, each Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in each Class of Fund shares at the Fund's commencement of operations (and assuming the reinvestment of each dividend or other distribution pursuant to the Strategy Fund's Dividend Reinvestment Plan for the period when the Strategy Fund was a closed-end fund) and, thereafter, at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

The Funds may from time to time include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Funds' portfolio managers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Adviser. Materials may refer to the CUSIP numbers of the various classes of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals.

Past performance is not predictive of future performance. All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Advertisements and communications of a Fund may compare the performance of that Fund's shares with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications, and may also contrast the Fund's investment policies and portfolio flexibility with other mutual funds. From time to time, advertisements and other materials and communications of the Funds may cite statistics to reflect the performance over time of a Fund's shares, utilizing comparisons to indexes such as the Lehman Brothers Government Bond Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers High Grade Corporate Bond Index and the S&P 500 Index. The Funds' advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including foreign investments. In addition, advertising materials for the Funds may include the Investment Adviser's analysis of, or outlook for, the economy or financial markets, compare the Investment Adviser's analysis or outlook with the views of others in the financial community, and refer to the expertise of the Adviser's personnel and their reputation in the financial community. From time to time advertising materials for the Funds also may refer to Morningstar ratings and related analyses supporting the rating.

The Funds' average annual total returns for each class of shares were as follows for the periods indicated through April 30, 2002:

                           COMSTOCK STRATEGY FUND (a)

                                                           PAST             PAST              PAST
                                                           ONE YEAR         FIVE YEARS        TEN YEARS
AVERAGE ANNUAL TOTAL RETURNS-BEFORE TAXES
CLASS O                                                     2.19%             (6.52)%           (1.83)
CLASS A
Without Sales Charge                                        1.95%             (6.76)%           (2.13)%
With Sales Charge+                                         (2.63)%            (7.62)%           (2.58)%
CLASS C
Without CDSC                                                1.61%             (7.43)%           (2.56)%
With CDSC ++                                                0.61%              (7.34)%          (2.56)%


--------------------

(a)      Because Class A shares and Class C shares were not actually  introduced until 7/15/92 and 8/01/95, respectively, total return for the period prior to the introduction of each such class (i) reflects the performance information for Class O shares and Class A shares, as appropriate (ii) does not reflect service and distribution fees borne by Class A shares and Class C shares, which, if reflected, would reduce the total return presented.  Total return assumes the reinvestment of dividends and capital gains distributions.  Gabelli Funds, LLC became the Investment
         Adviser of the Fund on May 22, 2000.
+        Includes the effect of the maximum initial 4.50% sales charge.
++       Includes the effect of contingent deferred sales charge (CDSC). A CDSC of 1% is imposed on redemption made within one year of purchase.



                         COMSTOCK CAPITAL VALUE FUND (a)


                                                   PAST          PAST            PAST
                                                   ONE YEAR      FIVE YEARS      TEN YEARS
AVERAGE ANNUAL TOTAL RETURNS-BEFORE TAXES
CLASS A
Without Sales Charge                                 12.18%       (9.91)%         (6.48)%
With Sales Charge+                                    7.13%      (10.71)%         (6.91)%
CLASS B
Without CDSC                                         11.31%      (10.65)%         (7.21)%
With CDSC ++                                          7.31%      (10.92)%         (7.21)%
CLASS C
Without CDSC                                         11.33%      (10.59)%         (7.15)%
With CDSC ++                                         10.33%      (10.59)%         (7.15)%
CLASS R                                              12.16%       (9.66)%         (6.31)%

--------------------
(a)      The total return is based on a hypothetical investment in Class A shares at the beginning of the indicated
         period. Because Class B Shares were not actually introduced until 1/15/93 and Class C shares and Class R shares were not actually introduced until 8/22/95, total return for the period prior to the introduction of each such class (i) in the case of Class B shares and Class R shares, reflects the performance information for Class A shares (ii) in the case of Class C shares, reflects the performance information for Class A shares and Class B shares, as appropriate and (iii) in the case of Class B shares and Class C shares, which, if reflected, would reduce the total return presented. Total return assumes the reinvestment of dividends and capital gains distributions. Gabelli Funds, LLC became the Investment Adviser of the Fund on May 22, 2000.
+        Includes the effect of the maximum initial 4.50% sales charge.
++       Includes the effect of contingent  deferred  sales charge  (CDSC).  The maximum  CDSC for Class B shares is 4% and is  reduced  to 0% after six years.  A CDSC of 1% is imposed on  redemptions  of Class C shares made within one year of purchase.

                     ADDITIONAL INFORMATION CONCERNING TAXES

GENERAL
The Strategy Fund and the Capital Value Fund each intend to qualify and elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions and cure periods (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs).

As a RIC, a Fund will not be subject to federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gain" (i.e., the excess of a Fund's long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that the Fund distributes at least 90% of its net investment income for such taxable year. However, a fund would be subject to corporate income tax (currently at a rate of 35%) on any undistributed net investment income and net capital gain. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who will be (i) required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate share of the undistributed amount, (ii) entitled to credit their proportionate share of the 35% tax paid by the Fund on the undistributed amount, against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in their income.

Each Fund will be subject to a nondeductible 4% federal excise tax to the extent that the Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such year, (b) at least 98% of its capital gain net income (generally the excess, if any, of its capital gains over its capital losses) for the one-year period ending, as a general rule, on October 31 of that year, and (c) 100% of undistributed ordinary income and capital gain net income from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by that Fund that is subject to a corporate tax will be considered to have been distributed by year-end.

INCOME PRIOR TO RECEIPT OF CASH
Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over the basis of the security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

FOREIGN WITHHOLDING TAXES
A Fund may be subject to certain taxes imposed by foreign countries with respect to its income and capital gain. If a Fund qualifies as a RIC, certain distribution requirements are met and more than 50% in value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid by its shareholders. If eligible, each Fund intends to make this election. If a Fund makes this election, its shareholders will be required to include in income their respective pro rata portions of foreign income taxes paid by the Fund and, if they itemize their deductions, will be entitled to deduct such respective pro rata portions in computing their taxable incomes or, alternatively, to claim foreign tax credits subject to applicable limitations in the Code. Each year that the Fund makes this election, it will report to its shareholders the amount per share of foreign income taxes it has elected to have treated as paid by its shareholders.

The rules governing the foreign tax credit are complex. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

DERIVATIVES AND FOREIGN CURRENCY TRANSACTIONS
A Fund's  transactions in foreign  currencies,  forward  contracts,  options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each taxable year) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, future contract, forward contract, or hedge investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

                        DESCRIPTION OF THE FUNDS' SHARES

The Company was incorporated in Maryland on March 14, 1988 under the name "Comstock Partners Strategy Fund, Inc." The Company originally commenced operations in May of 1988 as a closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991.

On February  8, 1996,  (i) the  Company  changed  its name to Comstock  Partners
Funds, Inc., (ii) Comstock Partners Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and (iii) the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets and liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund in exchange for shares in the Capital Value Fund. The Capital Value Fund commenced operations upon the consummation of the Reorganization.

On May 22, 2000, (i) the Company changed its name to Gabelli Comstock Funds, Inc. and (ii) Comstock Partners Strategy Fund and Comstock Partners Capital Value Fund were renamed Gabelli Comstock Strategy Fund and Gabelli Comstock Capital Value Fund, respectively.

On August 3, 2000, (i) the Company changed its name to Comstock Funds,  Inc. and
(ii) Gabelli Comstock Strategy Fund and Gabelli Comstock Capital Value Fund were renamed Comstock Strategy Fund and Comstock Capital Value Fund, respectively.

The Company's charter, as amended, authorizes the issuance of separate series of shares corresponding to shares of multiple investment portfolios of the Company. As of the date this SAI, the Company consists of two investment portfolios: the Strategy Fund and the Capital Value Fund.

The authorized capital stock of the Company consists of 1,000,000,000 shares, par value $.001 per share. The Company is authorized to issue 150,000,000 Strategy Fund Class O shares, 150,000,000 Strategy Fund Class A shares and 200,000,000 Strategy Fund Class C shares. In addition, the Company is authorized to issue 125,000,000 Capital Value Fund Class A shares, 125,000,000 Capital

Value Fund Class B shares, 125,000,000 Capital Value Fund Class C shares and 125,000,000 Capital Value Fund Class R shares. Each Class A, Class B, Class C and Class R share represents an interest in the Strategy Fund or the Capital Value Fund, as the case may be, in proportion to its net asset value, and has identical rights except that Class A, B and C shares bear fees and expenses on an ongoing basis pursuant to the Fund's Class A, Class B and Class C Service and Distribution Plans, respectively, and Class B and C shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class A, Class B and Class C shares have voting rights with respect to matters pertaining to the Class A, Class B and Class C Service and Distribution Plans, respectively.

The Company's Board of Directors may reclassify unissued shares of the Company into additional classes of Common Stock at a future date. The Company's Board of Directors may, in the future, authorize the issuance of shares of additional classes of capital stock representing different investment portfolios.

Except as described above with respect to the Company's Service and Distribution Plans, all shares of the Company have equal voting rights and will be voted in the aggregate and not by class, except where voting by class is required by law. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings for the election of directors. Shareholders, however, will have the right to call for a special meeting of shareholders if such a request is made, in writing, by shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting (or by shareholders entitled to cast at least 10% of the Class A, Class B or Class C votes entitled to be cast with respect to matters relating to the Class A, Class B or Class C Service and Distribution Plans, respectively). In such cases, the Company will assist in calling the meeting as required under the 1940 Act.

All shares of the Company, when issued, will be fully paid and nonassessable.

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the service and distribution plan for Class A shares of the Company shall be voted on only by holders of Class A shares of the relevant Fund). Under the 1940 Act, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting a Fund, means the vote of the lesser of (i) 67% of that Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of that Fund's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of a portfolio of the Company is entitled to such dividends and distributions out of the assets belonging to that portfolio as are declared in the discretion of the Company's Board of Directors. In determining the Fund's net asset value, assets belonging to the Fund are credited with a proportionate share of any general assets of the Company not belonging to the Fund and are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company. The general liabilities of the Company are normally allocated in proportion to the relative net asset values of the respective portfolios of the Company at the time of distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Under the Company's Articles of Incorporation and Maryland law, directors and officers of the Company are not liable to a Fund or its stockholders except for
(i) receipt of an improper personal benefit by a director or officer or (ii) active and deliberate dishonesty of a director or officer that is material to a cause of action in which a judgment is entered against such person. The Company's Articles of Incorporation require that it indemnify its directors and officers made party to any proceedings by reason of service in such capacities unless it is proven that (i) the act or omission of a director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) a director or officer received an improper personal benefit or (iii) in the case of a criminal proceeding, a director or officer had reasonable cause to believe that his act or omission was unlawful. These provisions are subject to the limitation under the 1940 Act that no director or officer may be protected against liability to the Company for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

DIVIDENDS AND DISTRIBUTIONS
The Strategy Fund intends to pay dividends monthly and to distribute substantially all of its net investment income. Net capital gain, if any, will be distributed at least annually. The Capital Value Fund ordinarily ways dividends from net investment income and distributes net capital gain, if any, once a year. Each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Capital Value Fund will not make distributions from net capital gain unless capital loss carryovers, if any, have been utilized or have expired.

Shareholders of each Fund will receive dividends and distributions on their shares of a Fund in additional shares of the same Class of that Fund (without a sales charge) or may elect to receive all dividends and distributions in cash.

OTHER INFORMATION
The Prospectus and this SAI do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.



Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respect by such reference.

REPORTS TO SHAREHOLDERS
The Company will send unaudited reports at least semi-annually, and annual reports containing audited financial statements, to all of its shareholders.

                              FINANCIAL STATEMENTS
The audited financial statements for the Strategy Fund and the Capital Value Fund for the fiscal year ended April 30, 2002, including the report of Ernst & Young LLP, independent auditors, are incorporated by reference to the Company's 2002 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling 1-800-GABELLI.

                            PART C: OTHER INFORMATION
Item 23. EXHIBITS

         (a)(1) Articles of Amendment and Restatement of the registrant are incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via EDGAR on February 14, 1996 (Accession No. 0000912057-96-002408)
                  ("Post-Effective Amendment No. 8").

            (2) Articles Supplementary, with respect to Class B Shares, are incorporated by reference to Post-Effective Amendment No. 8.

            (3) Articles Supplementary, with respect to Class C Shares, are incorporated by reference to Post-Effective Amendment No. 8.

            (4) Articles of Amendment, with respect to the Registrant's name change from Comstock Partners Strategy Fund, Inc. to Comstock Partners Funds, Inc., are incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement as filed with the SEC via EDGAR on August 28, 2000 (Accession No. 0000935069-00-000444) ("Post-Effective Amendment No. 17").

            (5)   Articles Supplementary, with respect to the increase of Shares
                  of  Capital   Stock,   are   incorporated   by   reference  to
                  Post-Effective Amendment No. 17.

            (6) Articles of Amendment, with respect to the Registrant's name change from Comstock Partners Funds, Inc. to Gabelli Comstock Funds, Inc., are incorporated by reference to Post-Effective Amendment No. 17.

            (7) Articles of Amendment, with respect to the Registrant's name change from Gabelli Comstock Funds, Inc. to Comstock Funds, Inc., are incorporated by reference to Post-Effective Amendment No. 17.

         (b) By-Laws of the Registrant are incorporated by reference to Post-Effective Amendment No. 8.

         (c)(1)   Article  5  of   Registrant's   Articles  of   Amendment   and
                  Restatement are incorporated by reference to Post-Effective Amendment No. 8.

            (2)   Article  V  of  Registrant's   By-laws  are   incorporated  by
                  reference to Post-Effective Amendment No. 8.

         (d)(1) Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, on behalf of the Gabelli Comstock Strategy Fund, dated May 22, 2000, is incorporated by reference to Post-Effective Amendment No. 17.

            (2) Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, on behalf of the Gabelli Comstock Capital Value Fund, dated May 22, 2000, is incorporated by reference to Post-Effective Amendment No. 17.

         (e)(1) Distribution Agreement between the Registrant and Gabelli & Company, Inc., on behalf of the Gabelli Comstock Strategy Fund, dated May 22, 2000, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement as filed with the SEC via EDGAR on August 28, 2001 (Accession No. 0000935069-01-500452) ("Post-Effective Amendment No. 18").

            (2) Distribution Agreement between the Registrant and Gabelli & Company, Inc., on behalf of the Gabelli Comstock Capital Value Fund, dated May 22, 2000, is incorporated by reference to Post-Effective Amendment No. 18.

         (f)      Not Applicable.

         (g)(1) Form of Custody Agreement between the Registrant and The Bank of New York is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC via EDGAR on August 27, 1999 (Accession No. 000890163-99-000297) ("Post-Effective Amendment No. 15").

            (2) Form of Foreign Custody Manager Agreement between the Registrant, on behalf of Comstock Partners Capital Value Fund, and The Bank of New York is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement as filed with the SEC via EDGAR on August 26, 1998 (Accession No. 0000890163-98-000172) ("Post-Effective Amendment No. 13").

            (3) Form of Custody Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated by reference to Post-Effective Amendment No. 15.

            (4) Form of Foreign Custody Manager Delegation Agreement between the registrant, on behalf of Comstock partners Strategy Fund, and Brown Brothers Harriman & Co. is incorporated by reference to Post-Effective Amendment No. 13.

            (5) Form of Custody Agreement between the Registrant and The Bank of New York, to be filed by Amendment.

         (h)      Not applicable.

         (i)      Consent  of   Counsel  is   incorporated   by   reference   to
                  Post-Effective Amendment No. 15.

         (j)(1) Consent of Ernst & Young LLP, Independent Auditors, is filed herewith.

            (2) Power of Attorney for Henry G. Van der Eb, M. Bruce Adelberg, Anthony J. Colavita, Vincent D. Enright, Charles L. Minter, Anthony R. Pustorino, Werner J. Roeder, Robert M. Smith and Martin Weiner dated November 1, 2000, are incorporated by reference to Post-Effective Amendment No. 17.

         (k)      Not Applicable.

         (l)      Not Applicable.

         (m)(1) Amended and Restated Class A Service and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement as filed with the SEC via EDGAR on June 29, 2000 (accession No. 0000935069-00-000349)
                  ("Post-Effective Amendment No. 16").

            (2) Class B Service and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 8.

            (3) Amended and restated Class C Service and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 8.

         (n) Amended and Restated Multiclass Plan is incorporated by reference to Post-Effective Amendment No. 8.

         (o)      Not Applicable.


         (p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers Inc. and Gabelli Fixed Income LLC is incorporated by reference to Post-Effective Amendment No. 18.


Item 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.

Item 25.          INDEMNIFICATION

                  Reference is made to Article VII of Registrant's Articles of Incorporation, Article VI of Registrant's By-laws, and Section 10 of each Distribution Agreement between Registrant and Gabelli & Company, Inc.

                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

                  The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 27.          PRINCIPAL UNDERWRITERS

         (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli Equity Series Funds, Inc., The Gabelli Equity Trust Inc., The Gabelli Global Multimedia Trust Inc., Gabelli Global Series Funds, Inc., The Gabelli Gold Fund, Inc., The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Mathers Fund, The Gabelli Money Market Funds, The Treasurer's Fund, Inc., The Gabelli Utilities Fund, The Gabelli Utility Trust, The Gabelli Value Fund Inc. and The Gabelli Westwood Funds.

         (b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

         (c)      Not Applicable.

Item 28.          LOCATION OF ACCOUNTS AND RECORDS

                  --------------------------------
                  All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

                  1.  Gabelli Funds, LLC
                      One Corporate Center
                      Rye, New York 10580-1422

                  2.  PFPC Inc.
                      101 Federal Street
                      Boston, Massachusetts 02110

                  3.  PFPC Inc.
                      3200 Horizon Drive
                      King of Prussia, Pennsylvania 19406

                  4.  Bank of New York
                      100 Church Street
                      New York, New York 10007

                  5.  Boston Financial Data Services, Inc.
                      Two Heritage Drive
                      North Quincy, Massachusetts  02171

Item 29.          MANAGEMENT SERVICES

                  Not Applicable.

Item 30.          UNDERTAKINGS

                  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, COMSTOCK FUNDS, INC., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 28th day of August, 2002.

                                    COMSTOCK FUNDS, INC.


                                    By: /S/ BRUCE N. ALPERT
                                        Bruce N. Alpert
                                        Executive Vice President and Treasurer

--------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 19 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES               TITLE                              DATE

HENRY G. VAN DER EB*     Chairman of the Board              August 28, 2002
-----------------------
Henry G. Van der Eb

MARTIN WEINER*           President                          August 28, 2002
-----------------------
Martin Weiner

/S/BRUCE N. ALPERT       Executive Vice President           August 28, 2002
-----------------------  and Treasurer
Bruce N. Alpert

CHARLES L. MINTER*       Director                           August 28, 2002
-----------------------
Charles L. Minter

M. BRUCE ADELBERG*       Director                           August 28, 2002
-----------------------
M. Bruce Adelberg

ROBERT M. SMITH*         Director                           August 28, 2002
-----------------------
Robert M. Smith

ANTHONY J. COLAVITA*     Director                           August 28, 2002
-----------------------
Anthony J. Colavita

VINCENT D. ENRIGHT*      Director                           August 28, 2002
-----------------------
Vincent D. Enright

ANTHONY R. PUSTORINO*    Director                           August 28, 2002
-----------------------
Anthony R. Pustorino

WERNER J. ROEDER*        Director                           August 28, 2002
-----------------------
Werner J. Roeder

*By: /S/ BRUCE N. ALPERT
         Bruce N. Alpert
         Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION OF EXHIBIT


(j)(1)            Consent of Ernst & Young LLP, Independent Auditors.